July 21, 2021

Dear Shareholder,

You are cordially invited to the annual meeting of shareholders (together with any postponements or adjournments thereof, the “Meeting”) of the Invesco Dynamic Credit Opportunities Fund (NYSE: VTA) which will be held over the internet in a virtual meeting format on September 3, 2021 at 9:30 a.m. Central Time. The purpose of the Meeting is to vote on two important proposals that affect the Fund.

Proposal 1: Proposed Reorganization of the Fund into an Interval Fund that Offers Periodic Repurchases of Shares

After careful consideration, Invesco Advisers, Inc. (“IAI”), the investment adviser of the Invesco Dynamic Credit Opportunities Fund (the “Target Fund”) recommended, and the Board of Trustees (the “Target Fund Board”), on behalf of the Target Fund, approved, the reorganization of the Target Fund into a newly created shell fund, the Invesco Dynamic Credit Opportunity Fund (the “Acquiring Fund”), to be operated as a continuously offered interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Acquiring Fund is designed to be similar to the Target Fund from an investment perspective; however, as noted above, the Acquiring Fund will be structured as an interval fund that offers periodic share repurchases at net asset value (“NAV”) pursuant to a fundamental policy in accordance with Rule 23c-3 under the 1940 Act. IAI will continue to serve as the investment adviser to the Acquiring Fund and the current portfolio managers of the Target Fund will continue to make the day-to-day investment decisions for the Acquiring Fund, with the addition of two new members.

If shareholders approve the reorganization, the shareholders of the Target Fund will gain the ability to redeem shares directly with the Acquiring Fund at NAV through quarterly repurchase offers. Currently, in order to liquidate the Target Fund’s shares, a shareholder must sell his or her shares of the Target Fund in the secondary market at market prices that may be greater than (at a premium) or lower than (at a discount to) the Target Fund’s NAV. Historically, the Target Fund’s shares have traded at a discount to the Target Fund’s NAV. In addition, by reorganizing into the Acquiring Fund, shareholders will experience a reduction in the total expense ratio paid by shareholders. The reorganization also has the potential to expand the Acquiring Fund’s presence in distribution channels as a continuously offered interval fund, which could increase the Acquiring Fund’s asset base. If the Acquiring Fund’s assets increase due to the potential enhanced distribution opportunities, investors in the Target Fund may benefit from potential long-term economies of scale.

As discussed in more detail in the enclosed proxy statement/prospectus (the “Proxy Statement/Prospectus”), the Target Fund Board, on behalf of the Target Fund, unanimously approved the reorganization. As further explained in the enclosed Proxy Statement/Prospectus, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization including the approval by the Target Fund’s shareholders, your current shares in the Target Fund will be exchanged for shares of the Acquiring Fund, which will be equal in value to the NAV of your shares of the Target Fund as of the reorganization’s closing date.

The reorganization will be a tax-free exchange for shareholders of the Target Fund. Shareholders should consult their tax advisors to determine the federal, state and other income tax consequences of the redemption of shares with respect to their particular tax circumstances.

You are being asked to vote to approve the reorganization. The accompanying Proxy Statement/Prospectus describes the reorganization and compares the investment objective, investment strategies, investment restrictions and expenses of the Target Fund and the Acquiring Fund for evaluation by the Target Fund shareholders. The Acquiring Fund has an investment objective that is identical to, and investment strategies and risks that are similar to those of the Target Fund. The expenses of the Acquiring Fund are expected to be lower than those of the Target Fund with respect to shares received in connection with the reorganization. You should review the Proxy Statement/Prospectus carefully and retain it for future reference.

The Target Fund Board, including its independent trustees, believes that the reorganization proposed in this Proxy Statement/Prospectus is in the best interest of the Target Fund. The attached proxy card seeks your vote in favor of the proposed reorganization of the Target Fund.

After careful consideration, the Target Fund Board unanimously approved the reorganization and recommends that shareholders vote “FOR” the proposals described herein.

Proposal 2: Election of Trustees

At the Meeting, shareholders of the Target Fund will also be asked to vote for the election of five trustees of the Target Fund.

The Trustees unanimously recommend that you vote “FOR” the election of the five nominees for trustee.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage-paid return envelope. If you virtually attend the Meeting, you may vote your shares virtually. We strongly encourage shareholders to return the proxy card or vote by phone or electronically prior to the meeting. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare, Inc., reminding you to vote your shares.

Sincerely,

Jeffrey H. Kupor
Senior Vice President, Chief Legal Officer and Secretary

INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND

(NYSE: VTA)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

1-800-959-4246

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on September 3, 2021

The annual meeting (together with any postponements or adjournments thereof, the “Meeting”) of the shareholders of the Invesco Dynamic Credit Opportunities Fund (the “Target Fund”), will be held over the internet in a virtual meeting format on September 3, 2021 at 9:30 a.m. Central Time. At the Meeting, shareholders of the Target Fund will be asked to vote on the following proposals:

(1)

To approve an Agreement and Plan of Reorganization (the “Agreement”) that provides for the reorganization of the Invesco Dynamic Credit Opportunities Fund (the “Target Fund”) into the newly established Invesco Dynamic Credit Opportunity Fund (the “Acquiring Fund”), a closed-end fund to be operated as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

(2)	To elect the following five nominees as Trustees: Jack M. Fields, Martin L. Flanagan, Elizabeth Krentzman, Robert C. Troccoli and James D. Vaughn.

With respect to Proposal 1, the Agreement provides for: (a) the transfer of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for common shares of the Acquiring Fund (“Acquiring Fund Shares”); (b) the distribution of such Acquiring Fund Shares to the holders of the common shares of the Target Fund (“Target Fund Common Shares”) pro rata based on the net asset value (“NAV”) of the Target Fund Common Shares held by each such Target Fund shareholder in complete liquidation of the Target Fund; and (c) the cancellation of the outstanding Target Fund Common Shares (the “Reorganization”). The Target Fund and the Acquiring Fund are referred to collectively herein as the “Funds.”

With respect to Proposal 2, each elected trustee will serve for a three-year term or until a successor shall have been duly elected and qualified or his or her earlier death, incapacitation, resignation, retirement or removal.

Shareholders of the Target Fund of record as of the close of business on June 7, 2021 are entitled to notice of, and to vote at, the Meeting, or any adjournment thereof. If the shareholders of the Target Fund vote to approve the Agreement, then shareholders of the Target Fund are currently anticipated to become shareholders of the Acquiring Fund on or about October 29, 2021 and will no longer be shareholders of the Target Fund.

The Board of Trustees that oversees the Target Fund (the “Target Fund Board”) requests that you vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope, or by voting by telephone or via the internet using the instructions on the proxy card.

In addition, any other business as may properly come before the Meeting or any adjournments thereof will be transacted at the Meeting.

The Target Fund Board recommends that you cast your vote FOR the above proposals as described in the Proxy Statement/Prospectus.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Target Fund’s shareholders, employees and community, the Meeting will be conducted exclusively online via live webcast. Shareholders may attend the Meeting online by visiting meetings.computershare.com/M6VVRG2. To participate in the Meeting, shareholders will need to follow the instructions included herein. The Meeting will begin promptly at 9:30 a.m., Central Time. The Target Fund encourages you to access the Meeting prior to the start time and leave ample time for the check in. If you experience technical difficulties prior to or during the Meeting, you may call 1-888-724-2416 for technical assistance. All shareholders will be required to enter their individual control number in order to enter the Meeting. Only shareholders of the Target Fund will be able to participate in the Meeting.

Please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card.

Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the virtual Meeting and voting.

Jeffrey H. Kupor
Senior Vice President, Chief Legal Officer and Secretary
July 21, 2021

Invesco Dynamic Credit Opportunities Fund (VTA)

Invesco Dynamic Credit Opportunity Fund

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

1-800-959-4246

PROXY STATEMENT/PROSPECTUS

July 21, 2021

Introduction

This Proxy Statement/Prospectus contains information that shareholders of the Invesco Dynamic Credit Opportunities Fund (the “Target Fund”) should know before voting on the proposals described herein and should be retained for future reference. This document is both the proxy statement of the Target Fund and also a prospectus for the newly created Invesco Dynamic Credit Opportunity Fund (the “Acquiring Fund”), which is a closed-end interval fund established for the purpose of effecting the reorganization described herein. Each of the Target Fund and the Acquiring Fund is a registered closed-end management investment company organized as a Delaware statutory trust. The Target Fund and the Acquiring Fund collectively are referred to as the “Funds” and individually as a “Fund.”

The annual meeting of the shareholders of the Target Fund’s shareholders (together with any adjournments or postponements thereof, the “Meeting”) will be held over the internet in a virtual meeting format on September 3, 2021 at 9:30 a.m. Central Time. At the Meeting, shareholders of the Target Fund will be asked to consider the following proposals:

(1)	To approve an Agreement and Plan of Reorganization (the “Agreement”) that provides for the reorganization of the Target Fund into the Acquiring Fund.

(2)	To elect the following five nominees as Trustees: Jack M. Fields, Martin L. Flanagan, Elizabeth Krentzman, Robert C. Troccoli and James D. Vaughn.

With respect to Proposal 1, the Agreement provides for: (a) the transfer of the assets to and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for Class AX shares of the Acquiring Fund (“Acquiring Fund Shares”); (b) the distribution of such Acquiring Fund Shares to the holders of the common shares of the Target Fund (“Target Fund Common Shares”) in complete liquidation of the Target Fund and (c) the cancellation of the outstanding Target Fund Common Shares (the “Reorganization”).

If the shareholders of the Target Fund vote to approve the Agreement, then shareholders of the Target Fund are currently anticipated to become shareholders of the Acquiring Fund on or about October 29, 2021 (the “Closing Date”) and will no longer be shareholders of the Target Fund. The aggregate net asset value (“NAV”) of the Acquiring Fund Shares to be received by each Target Fund shareholder will be equal to the aggregate NAV of the respective Target Fund Common Shares owned by such shareholder on the Closing Date. The Reorganization is anticipated to be a tax-free transaction, meaning that shareholders should not be required to pay any federal income tax in connection with the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganization.

The Board of Trustees of the Target Fund (the “Target Fund Board” or “Board”) has approved the Agreement and has determined that the Reorganization is in the best interest of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. If shareholders of the Target Fund do not approve the Reorganization, the Target Fund Board will consider what further action is appropriate. Similarly, the Acquiring Fund’s Board of Trustees has approved the Agreement and has determined that the Reorganization is in the best interest of the Acquiring Fund.

With respect to Proposal 2, each nominee for trustee, if elected, will serve for a three-year term or until a successor shall have been duly elected and qualified or his or her earlier death, incapacitation, resignation, retirement or removal.

The Target Fund Board has fixed the close of business on June 7, 2021 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of the Target Fund on the Record Date will be entitled to one vote for each Target Fund Common Share held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Annual Meeting of Shareholders and the enclosed proxy card will be mailed on or about August 4, 2021 to all shareholders eligible to vote on the Reorganization.

A copy of the current prospectus of the Acquiring Fund accompanies this Proxy Statement/Prospectus and is incorporated herein by reference and deemed to be part of this Proxy Statement/Prospectus. The Statement of Additional Information (“SAI”) to this Proxy Statement/Prospectus, dated the same date as this Proxy Statement/Prospectus, also is incorporated herein by reference and is deemed to be part of this Proxy Statement/Prospectus. The most recent annual report to shareholders, containing audited financial statements for the most recent fiscal year, and the most recent semi-annual report to shareholders of the Target Fund have been previously mailed to shareholders and are available on the Target Fund’s website at www.invesco.com/us. These documents are also on file with the Securities and Exchange Commission (the “SEC”).

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, no annual or semi-annual report is available for the Acquiring Fund at this time. Additional information about the Funds is available in the prospectuses and statements of additional information for the Target Fund and the Acquiring Fund and the annual and semi-annual reports to shareholders of the Target Fund.

Only one copy of this Proxy Statement/Prospectus will be delivered to multiple shareholders sharing an address unless the Target Fund has received contrary instructions from one or more of the shareholders. Upon request, we will deliver a separate copy of this Proxy Statement/Prospectus to a shareholder at a shared address to which a single copy of this Proxy Statement /Prospectus was delivered. Any shareholder who wishes to receive a separate Proxy Statement/Prospectus should contact the Target Fund at 1-800-959-4246.

Copies of all of these documents are available upon request without charge by visiting the Fund’s website or by writing to the Target Fund, at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or calling 1-800-959-4246. You also may view or obtain these documents on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Funds.

CONTENTS

PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION	1

SUMMARY OF KEY INFORMATION	1

On what am I being asked to vote?	1
Has the Target Fund Board approved the Reorganization?	1
What are the reasons for the proposed Reorganization?	1
What will happen if the Reorganization is approved?	2
What will happen if shareholders do not approve the Reorganization?	2
How does the Target Fund, which operates as a traditional closed-end fund, differ from the Acquiring Fund which will operate as a closed-end interval fund?	2
What effect will the Reorganization have on me as a shareholder?	2
What are the costs of the Reorganization and who is responsible for paying the costs?	3
When is the Reorganization expected to occur?	3
How do I vote on the Reorganization?	3
What if I do not wish to participate in the Reorganization?	3
Why are you sending me the Proxy Statement/Prospectus?	3
How do the Funds’ investment objectives, principal investment strategies and risks compare?	3
How do the Funds’ expenses compare?	4
What is the performance record of the Target Fund?	5
How do the management, investment adviser and other service providers of the Funds compare?	5
Will the Acquiring Fund have different portfolio managers than the Target Fund?	6
How do the Funds’ purchase and redemption procedures and exchange policies compare?	7
How do the Funds’ sales charges and distribution arrangements compare?	7
How do the dividend and distribution policies of the Funds compare?	7
Will there be any tax consequences resulting from the proposal?	7
What is the Standstill Agreement and the Tender Offer?	8
Where can I find more information about the Funds and the Reorganization?	8

ADDITIONAL INFORMATION ABOUT THE FUNDS	8

Comparison of the Investment Objectives, Principal Investment Strategies, Risks and Fundamental Investment Restrictions of the Funds	8
Principal Risks of Investing in the Funds	13
Comparison of Purchase and Redemption Procedures and Exchange Rights	15

COMPARISON OF ORGANIZATION, STRUCTURE AND GOVERNANCE OF THE FUNDS	15

THE PROPOSED REORGANIZATION	20

Summary of Agreement and Plan of Reorganization	20
Board Considerations in Approving the Reorganization	21
Costs of the Reorganization	22

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION	22

PROPOSAL 2: ELECTION OF TRUSTEES BY THE TARGET FUND	24

Trustees’ Qualifications and Experience	24
Trustees’ Attendance at Board and Annual Shareholder Meetings	29
Additional Information about the Trustees, Officers and Independent Registered Public Accounting Firm	29

VOTING INFORMATION	30

Proxy Statement/Prospectus	30
Quorum Requirement and Adjournment	30

i

ii

PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Shareholders of the Target Fund are being asked to consider and approve an Agreement and Plan of Reorganization (the “Agreement”) that will have the effect of reorganizing the Target Fund with and into the Acquiring Fund, as summarized below. The Agreement provides for (a) the transfer of all or substantially all of the assets (as defined in the Agreement) to and assumption of the liabilities (as defined in the Agreement) of the Target Fund by the Acquiring Fund in exchange for Class AX shares of the Acquiring Fund (“Acquiring Fund Shares”); (b) the distribution of such Acquiring Fund Shares to the holders of the common shares of the Target Fund (“Target Fund Common Shares”) in complete liquidation of the Target Fund and (c) the cancellation of the outstanding shares of the Target Fund (the “Reorganization”).

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Agreement, in the prospectuses and SAIs of the Funds and/or the annual or semi-annual reports to shareholders of the Target Fund. Shareholders should read the entire Proxy Statement/Prospectus and the prospectus of the Acquiring Fund carefully for more complete information.

On what am I being asked to vote?

As a shareholder of the Target Fund, you are being asked to consider and vote to approve the Agreement under which the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund.

If the shareholders of the Target Fund vote to approve the Agreement, then shareholders of the Target Fund are currently anticipated to become shareholders of the Acquiring Fund on or about October 29, 2021 and will no longer be shareholders of the Target Fund. Shareholders of the Target Fund will receive Acquiring Fund Shares with an aggregate NAV equivalent to their investment in Target Fund Common Shares. After the Acquiring Fund Shares are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved.

Has the Target Fund Board approved the Reorganization?

Yes. The Target Fund Board has carefully reviewed the proposal and unanimously approved the Agreement and the Reorganization. The Target Fund Board recommends that shareholders of the Target Fund vote in favor of the Agreement.

What are the reasons for the proposed Reorganization?

The Target Fund Board recommends a vote FOR the proposed Reorganization. The Target Fund Board believes that the interval fund structure of the Acquiring Fund, which requires the Acquiring Fund to commit to mandatory quarterly repurchase offers pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), will offer the benefits of a closed-end vehicle that will enable shareholders to pursue the same investment objective and similar principal investment strategies without shareholders having to trade their shares at a discount to the Acquiring Fund’s NAV. The Acquiring Fund’s mandatory repurchase offers provides shareholders with the ability to regularly redeem their Fund shares directly with the Acquiring Fund at NAV. As described in greater detail below, pursuant to a fundamental policy that cannot be changed without shareholder approval, the Acquiring Fund is required to conduct quarterly repurchase offers unless limited exceptions apply.

Currently, in order to liquidate the Target Fund’s Common Shares, a shareholder must sell his or her shares of the Target Fund in the secondary market at market prices that may be greater than (at a premium) or lower than (at a discount to) the Target Fund’s NAV. Historically, the Target Fund’s shares have traded as a discount to the Target Fund’s NAV. The interval fund structure provides a less costly process for a shareholder to sell his or her shares. For example, shareholders will have the ability to redeem shares directly with the Acquiring Fund rather than selling shares on the secondary market through a brokerage account, and no other transaction or redemption fee is imposed by the Acquiring Fund on redemptions, resulting in overall lower transaction costs, such as commissions, when redeeming Acquiring Fund shares as compared to sales of Target Fund shares. In addition, shareholders will receive the NAV of their Acquiring Fund shares rather than market price, which could reflect a discount to NAV. Shareholders also will have the knowledge that share repurchases will be conducted in each calendar quarter and at NAV.

In addition, by reorganizing into the Acquiring Fund, shareholders will experience a reduction in the total expense ratio paid by shareholders in light of the Acquiring Fund’s lower management fees and estimated borrowing costs, among other factors. The Reorganization also has the potential to expand the Acquiring Fund’s presence in distribution channels as a continuously offered interval fund, which could increase the Acquiring Fund’s asset base. If the Acquiring Fund’s assets increase due to the potential enhanced distribution opportunities, investors in the Acquiring Fund may benefit from potential long-term economies of scale.

In considering the Reorganization and the Agreement, the Board considered these and other factors in concluding that the Reorganization would be in the best interest of the Funds. The Target Fund Board’s considerations are described in more detail in the “THE PROPOSED REORGANIZATION — Board Considerations in Approving the Reorganization” section below.

What will happen if the Reorganization is approved?

Shareholders of Target Fund Common Shares will become shareholders of Class AX shares of the Acquiring Fund, a closed-end management investment company to be operated as an interval fund on the Closing Date, and will no longer be shareholders of the Target Fund. The Target Fund’s assets and liabilities will be transferred to the Acquiring Fund, and the Target Fund will then terminate in accordance with its governing documents.

The Acquiring Fund is subject to certain risks that are different from the risks of an investment in the Target Fund, particularly due to the operation of the Acquiring Fund in an interval fund structure, including liquidity risks, limited network of broker-dealers, and repurchase offer risks, among others. For example, unlike shares of the Target Fund, the shares of the Acquiring Fund are not listed on an exchange and are not a liquid investment. There is no secondary market for the Acquiring Fund’s shares and it is not expected that a secondary market will develop. Because the Acquiring Fund is structured as an interval fund that repurchases its shares quarterly, a shareholder may have to wait to sell his or her shares and not all of the tendered shares will be repurchased. The Acquiring Fund, however, will not impose any repurchase fee under any repurchase plan or in a tender offer of its shares.

In addition, the ability of the Acquiring Fund to implement its investment objectives and strategies depends over the long-term upon the ability of the Acquiring Fund’s distributor to establish, operate and maintain a network of selected broker-dealers and financial services firms to sell shares. If the distributor fails to attract new investments to the Acquiring Fund at a rate that replaces redemptions by existing shareholders, the Acquiring Fund’s assets may shrink over time which could impact the Adviser’s ability to implement the Fund’s investment objectives and strategies which in turn could adversely affect the value of an investment in the Acquiring Fund. The Acquiring Fund is also subject to repurchase offer risk. As further described herein, the Acquiring Fund will make quarterly repurchase offers of its shares at NAV. The Acquiring Fund believes that these repurchase offers are generally beneficial to the Acquiring Fund’s shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of shares by the Acquiring Fund may have the effect of increasing the Acquiring Fund’s expense ratio. Repurchase offers may also affect the ability of the Acquiring Fund to be fully invested and could force the Acquiring Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Acquiring Fund’s investment performance.

For more information regarding the certain differences in the risks of the respective Funds, see “Principal Risks of Investing in the Funds- Principal Investment that Apply to the Acquiring Fund but not the Target Fund” and “Other Risks that Apply to the Acquiring Fund but not the Target Fund” herein.

What will happen if shareholders do not approve the Reorganization?

If the shareholders of the Target Fund do not approve the Reorganization, the Target Fund will not reorganize into the Acquiring Fund and the Target Fund Board will consider other possible courses of action for the Target Fund.

If the Reorganization is not approved by shareholders, the Target Fund Board would then consider such alternatives as it determines to be in the best interests of shareholders, including further solicitation of shareholders or re-proposing the Reorganization. In addition, if the Reorganization is not approved, certain obligations in the Standstill Agreement (discussed below) would terminate that would otherwise prevent Saba Capital Management, L.P. from presenting certain shareholder proposals at the Target Fund’s 2022 and 2023 annual shareholder meetings, including, for example, shareholder proposals regarding additional tender offers, nominating their own candidate(s) for election to the board, termination of the Target Fund’s advisory agreement with the Adviser, or liquidation of the Target Fund.

How does the Target Fund, which operates as a traditional closed-end fund, differ from the Acquiring Fund which will operate as a closed-end interval fund?

The Target Fund lists its shares on a securities exchange. When a shareholder in the Target Fund wants to liquidate his or her shares, the only option is to sell shares in the secondary market at a market price that may be greater (at a premium) or lower (at a discount) to the Target Fund’s NAV. In comparison, the Acquiring Fund Shares are not listed for trading on an exchange, and the Acquiring Fund does not expect any secondary market to develop for the Acquiring Fund Shares in the foreseeable future. To provide some liquidity to shareholders, the Acquiring Fund, however, will have a fundamental policy that will require it to conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares at NAV, subject to certain conditions. Such repurchases are referred to as “mandatory repurchases” because the Acquiring Fund is required to conduct the repurchase offer unless certain limited circumstances occur. The Acquiring Fund’s Board will approve the percentage of Acquiring Fund shares to be repurchased each quarter. There is no guarantee that shareholders will be able to sell all of the shares they desire in a mandatory repurchase offer because shareholders, in total, may wish to sell more than the percentage of the Acquiring Fund’s shares being repurchased. The Acquiring Fund intends to maintain liquid securities, cash or access to a bank line of credit in amounts sufficient to meet the quarterly redemption offer requirements. An investment in the Acquiring Fund, unlike the Target Fund, is not a liquid investment.

What effect will the Reorganization have on me as a shareholder?

Immediately after the Reorganization, you will hold Acquiring Fund Shares that are equal in value to the Target Fund Common Shares that you held immediately prior to the closing of the Reorganization. The principal differences between the Target Fund and the Acquiring Fund are described in this Proxy Statement/Prospectus. The prospectus of the Acquiring Fund that accompanies this Proxy Statement/Prospectus contains additional information about the Acquiring Fund that you will hold shares of following the Reorganization, if approved by shareholders.

What are the costs of the Reorganization and who is responsible for paying the costs?

The total cost of the Reorganization is estimated to be $336,000, which will be borne by the Target Fund. The costs of the Reorganization include legal counsel fees, independent accountant fees, expenses related to the printing and mailing of this Proxy Statement/Prospectus and fees associated with the proxy solicitation.

When is the Reorganization expected to occur?

If shareholders of the Target Fund approve the Reorganization, it is currently anticipated that the Reorganization will occur on or about October 29, 2021.

How do I vote on the Reorganization?

There are several ways you can vote your shares, including virtually at the Meeting, by mail, by telephone or via the Internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal, as recommended by the Target Fund Board, and in their best judgment on other matters.

What if I do not wish to participate in the Reorganization?

If you do not wish to have your shares of the Target Fund exchanged for shares of the Acquiring Fund as part of the Reorganization if approved by shareholders, you may sell your shares in the secondary market prior to the consummation of the Reorganization. If you sell your shares, you will incur any applicable brokerage fees and if you hold shares in a taxable account, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

In addition, commencing prior to October 1, 2021, you may be eligible to sell some or all of your shares in a conditional one-time tender offer announced by the Target Fund as described under “What is the Standstill Agreement and Tender Offer?”

Why are you sending me the Proxy Statement/Prospectus?

You are receiving this Proxy Statement/Prospectus because you own Target Fund Common Shares as of the Record Date and have the right to vote on the very important proposals described herein concerning your Fund. This Proxy Statement/Prospectus contains information that shareholders of the Target Fund should know before voting on the proposed Reorganization and electing trustees of the Target Fund. This document is both a proxy statement of the Target Fund and also a prospectus for the Acquiring Fund.

How do the Funds’ investment objectives, principal investment strategies and risks compare?

Investment Objectives. The Funds’ investment objectives are identical. Each of the Target Fund and the Acquiring Fund seeks a high level of current income, with a secondary objective of capital appreciation. Each Fund’s investment objective is classified as non-fundamental, which means that it can be changed by the Board without shareholder approval. Each of the Target Fund and Acquiring Fund has entered into a credit agreement which limits the Fund’s ability to engage in certain activities, including changing its investment objective or fundamental investment restrictions without the approval of lenders.

Investment Strategy and Risks. The principal investment strategies and risks of the Acquiring Fund are similar to the principal investment strategies and risks of the Target Fund. However, unlike the Target Fund, which is structured as a diversified fund, the Acquiring Fund is non-diversified, meaning that it may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a more diversified fund. The other principal risks of an investment in the Funds are similar in light of the Funds’ identical investment goals and similar investment strategies; however, there are certain differences that arise because the Acquiring Fund operates as an interval fund (e.g., liquidity, limited network of broker-dealers and repurchase offer risks) as described herein. Specifically, with regard to liquidity risk, there is no secondary market for the Acquiring Fund’s shares and it is not expected that a secondary market will develop. With regard to limited network of broker-dealers risk, the Acquiring Fund’s ability to implement its investment objectives and strategies depends, over the long-term, upon the ability of the Acquiring Fund’s distributor to establish, operate and maintain a network of selected broker-dealers and financial services firms to sell shares. If the distributor fails to attract new investments to the Acquiring Fund at a rate that replaces redemptions by existing shareholders, the Acquiring Fund’s assets may shrink over time, which could impact the ability of the Adviser to implement the Fund’s investment objectives and strategies. If this were to occur, the value of an investment in the Acquiring Fund could be adversely affected. In addition, a decrease in the assets of the Acquiring Fund over time may have the effect of increasing the Acquiring Fund’s expense ratio. With regard to repurchase offer risk, the Acquiring Fund’s requirement to make quarterly repurchase offers and the need to fund repurchase obligations may also affect the ability of the Acquiring Fund to be fully invested or force the Acquiring Fund to maintain a higher percentage of its assets in liquid investments, which could negatively impact the Acquiring Fund’s investment performance.

The sections below entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Principal Investment Strategies” and “Comparison of the Risks of Investing in the Funds” compare the principal investment strategies and risks of the Target Fund and the Acquiring Fund and highlight certain key differences.

How do the Funds’ expenses compare?

Target Fund shareholders are expected to experience a reduction in their total expenses if the Reorganization is consummated. The tables below provide a summary comparison of the expenses of the Target Fund and the Acquiring Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganization. The pro forma expense ratios show projected estimated expenses, but actual expenses may be greater or less than those shown.

Expense Tables and Expense Examples *

	Current		Pro Forma
	Target Fund	Acquiring Fund	Target Fund + Acquiring Fund (assumes Reorganization is completed)
	Common Shares	Class AX	Class AX
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum early withdrawal charge (as a percentage of the lesser of original purchase price or repurchase proceeds)	None	None	None [2]
Dividend Reinvestment Fees	None [1]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.81%[2]	1.61%	1.61%
Distribution and Service (12b-1) Fees	None	None	None
Interest payments on borrowed funds	0.76%[3]	0.46%[4]	0.46%[4]
Other Expenses	0.11%	0.28%[5]	0.28%[5]
Total Annual Fund Operating Expenses	2.68%	2.35%	2.35%

*

Expense ratios reflect annual fund operating expenses as of February 28, 2021 for the Target Fund and the Acquiring Fund. Pro forma numbers are estimated as if the Reorganization had been completed as of February 28, 2021 and the Acquiring Fund experienced a year of combined operations and do not include the estimated costs of the Reorganization. The estimated Reorganization costs that the Target Fund will bear are $336,000. For more information on the costs of the Reorganization to be borne by the Target Fund, see “Costs of the Reorganization” below.

1.

Common Shareholders of the Target Fund pay a service fee of $2.50 and brokerage charges if they direct the plan agent to sell Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

2.

The Target Fund pays the Adviser an annual fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily Managed Assets (as defined below under the heading “How do the management, investment adviser and other service providers of the Funds compare”). The fee shown above is based upon outstanding leverage of 30.8% of the Fund’s total assets. If leverage of more than 31.1% of the Fund’s total assets is used, the management fees shown would be higher.

3.

Based on the Target Fund’s outstanding borrowings and outstanding preferred shares as of February 28, 2021 of approximately $191 million and $100 million, respectively, and the average daily weighted interest rate for the fiscal year ended February 28, 2021 of 0.38% and dividends on preferred shares at an annual rate of 0.09%, respectively. On June 7, 2021, all outstanding preferred shares were redeemed.

4.

These expenses represent estimated interest payments the Acquiring Fund expects to incur in connection with its expected credit facility. See “Use of Leverage” in the accompanying Acquiring Fund Prospectus. The amount shown in the table above is based on the assumption that the Fund borrows the maximum amount of money for investment purposes in an amount approximately equal to 33.33% of the Fund’s total assets (defined as net assets plus borrowing for investment purposes). As discussed in additional detail herein, it is expected that when the Acquiring Fund commences operations, the Acquiring Fund will initially obtain portfolio leverage through the use of a revolving credit facility instead of issuing preferred shares, and will employ less leverage as a percentage of its portfolio than the Target Fund. This difference is anticipated to result in lower costs on borrowed funds, including lower estimated interest expenses for the Acquiring Fund as shown above.

5.	“Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example

The following example is intended to help you compare the cost of investing in the Target Fund and Acquiring Fund with the costs of investing in other funds. Pro forma combined costs of investing in the Acquiring Fund after giving effect to the Reorganization of the Target Fund into the Acquiring Fund are also provided. The example assumes that you invest $10,000 in the Fund for the time periods indicated and for the Acquiring Fund only, the Fund repurchases all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same each year and that all dividends and other distributions are reinvested at NAV. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Target Fund Common Shares		$271		$832		$1,420		$3,012
Acquiring Fund Shares Pro Forma Acquiring Fund Shares	$ $	238 238	$ $	733 733	$ $	1,255 1,255	$ $	2,686 2,686

The Example is not a representation of past or future expenses. The Target Fund’s and Acquiring Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all funds. The 5% annual return is not a prediction of and does not represent the Funds’ projected or actual performance.

For further discussion regarding the Board’s consideration of the fees and expenses of the Funds in approving the Reorganization, see the section entitled “THE PROPOSED REORGANIZATION — Board Considerations in Approving the Reorganization” in this Proxy Statement/Prospectus.

What is the performance record of the Target Fund?

The total returns of the Target Fund Common Shares based on NAV and market price for the periods ended March 31, 2021, based on historical fees and expenses for each period, are set forth in the table below. Updated information on the Target Fund’s performance, including its current NAV, can be obtained by visiting www.invesco.com/us or can be obtained by phone at 1-800-341-2929. The Acquiring Fund has been formed for the purpose of effecting the transactions contemplated by the Reorganization and will not commence investment operations until the Reorganization closes. Therefore, no performance information is provided for the Acquiring Fund. The Acquiring Fund’s investment objective is identical to that of the Target Fund, and the Funds’ investment strategies are similar; however, no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization. The Target Fund expects that it will be the performance and accounting survivor upon consummation of the Reorganization.

The table below compares the performance of the Target Fund Common Shares to that of a broad measure of market performance. The performance information for the Target Fund in the table assumes reinvestment of the dividends and distributions. Returns on a NAV basis are net of Target Fund expenses. As with all such investments, past performance (before and after taxes) is not an indication of future results. If the Target Fund’s investment manager and its affiliates had not waived or reimbursed certain Target Fund expenses during these periods, the Target Fund’s common share returns would have been lower.

Average Annual Total Returns as of March 31, 2021
	1 Year	5 Years	10 Years
Target Fund —
Common Shares (NAV basis) — Return Before Taxes	39.60%	8.35%	7.03%
Common Shares (market price basis) — Return Before Taxes	56.33%	9.45%	6.38%
Credit Suisse Leveraged Loan Index	20.77%	5.33%	4.41%

Market Price Discount to NAV as of March 31, 2021    6.03%

How do the management, investment adviser and other service providers of the Funds compare?

Each Fund is overseen by the same Board and officers. In addition, Invesco Advisers, Inc. (“Invesco Advisers,” “IAI” or the “Adviser”), a registered investment adviser, serves as primary investment adviser for each Fund pursuant to an investment advisory agreement that contains identical terms for each Fund other than the date. The advisory fee for the Acquiring Fund is the same as the advisory fee of the Target Fund.

Advisory Fee Schedule

Each of the Target Fund and the Acquiring Fund pays the Adviser an annual fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily managed assets, which means the average daily total asset value of the Fund minus the sum of accrued liabilities other than the aggregate liquidation preference of any preferred shares and/or the aggregate amount of any borrowings for investment purposes (“Managed Assets”).

The Adviser, not the Funds, pays 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) (as defined below) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Target Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

During the fiscal year ended February 28, 2021, the Adviser received compensation of 1.80% of the Target Fund’s average daily net assets, after fee waivers and/or expense reimbursements, if any. The Acquiring Fund has not yet commenced operations and therefore has not paid any advisory fees.

Invesco Advisers is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Advisers has acted as an investment adviser since its organization in 1976. As of March 31, 2021, Invesco Advisers had $684.2 billion under management. Invesco Advisers is an indirect, wholly owned subsidiary of Invesco.

The Master Investment Advisory Agreement for both the Target Fund and the Acquiring Fund provides that, in fulfilling its responsibilities, Invesco Advisers may engage the services of other investment managers with respect to the Funds.

Invesco Advisers has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to the Target Fund and Acquiring Fund, pursuant to which these sub-advisers may be appointed by Invesco Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) are:

Invesco Asset Management (Japan) Limited (Invesco Japan)

Invesco Asset Management Deutschland GmbH (Invesco Deutschland)

Invesco Asset Management Limited (Invesco Asset Management)

Invesco Canada Ltd. (Invesco Canada)

Invesco Hong Kong Limited (Invesco Hong Kong)

Invesco Senior Secured Management, Inc. (Invesco Senior Secured)

In addition, with respect to the Acquiring Fund, Invesco Advisers has also entered into Sub-Advisory Agreements with two additional affiliates, Invesco Capital Management LLC, Inc. (Invesco Capital) and Invesco Asset Management (India) Private Limited (Invesco India), each a registered investment adviser under the Advisers Act, to provide discretionary investment management services, investment advice, and/or order execution services to the Fund.

Invesco Advisers and each Sub-Adviser (each an Affiliated Sub-Adviser and collectively, the Affiliated Sub-Advisers) are indirect wholly-owned subsidiaries of Invesco.

Invesco Senior Secured and Invesco Asset Management currently serve as sub-advisers to the Acquiring Fund and manage the Acquiring Fund’s investment program. As noted above, Invesco Advisers may appoint one or more additional Affiliated Sub-Adviser to provide investment management, investment advice or portfolio management services to the Acquiring Fund.

Listed in the chart below are other key service providers to the Target Fund and Acquiring Fund, including the administrator, transfer agent, distributor, custodian, and independent registered public accounting firm. The Acquiring Fund’s prospectus and SAI describe the services and other arrangements with these service providers.

Service Provider	Target Fund	Acquiring Fund
Administrator	Invesco Advisers	Invesco Advisers

Transfer Agent	Invesco Investment Services, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173	Invesco Investment Services, Inc.

Sub-Transfer Agent	Invesco Canada	Invesco Canada

Distributor	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173

Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts 02110-2801	State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts 02110-2801

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800, Houston Texas 77002-5021	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800, Houston Texas 77002-5021

Will the Acquiring Fund have different portfolio managers than the Target Fund?

Yes. The current portfolio managers of the Target Fund are expected to manage the Acquiring Fund; however, the Acquiring Fund’s portfolio management team also includes two additional members who does not currently serve as a portfolio manager of the Target Fund.

Current Portfolio Managers of the Target Fund who will Continue to Manage the Acquiring Fund

•	Scott Baskind (lead manager), Portfolio Manager, has been responsible for the Target Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Nuno Caetano, Portfolio Manager, has been responsible for the Target Fund since 2013 and has been associated with Invesco Asset Management and/or its affiliates since 2010.

•	Philip Yarrow, Portfolio Manager, has been responsible for the Target Fund since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

New Portfolio Managers

•	Thomas Ewald, Portfolio Manager, has been associated with Invesco Senior Secured and/or its affiliates since 2000.

•

Ron Kantowitz, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2018. From 2013 to 2018, he was employed by Benefit Street Partners, an alternative credit asset manager, where he served as Managing Director.

How do the Funds’ purchase and redemption procedures and exchange policies compare?

The Fund’s shareholder purchase and redemption procedures are different due to the fact that the Acquiring Fund is a closed-end interval fund whose shares are not listed on any securities exchange but provides for daily purchases of shares and quarterly repurchases of shares at NAV whereas the Target Fund is a closed-end fund whose shares are listed and traded on the New York Stock Exchange (“NYSE”) and may be purchased and sold in the secondary market at market prices that may be greater than (at a premium) or lower than (at a discount to) the Target Fund’s NAV. For more information see, “The Reorganization — Comparison of Purchase and Redemption Procedures and Exchange Rights.”

How do the Funds’ sales charges and distribution arrangements compare?

Common Shares of the Target Fund and Class AX Shares of the Acquiring Fund have no sales charge or distribution and service fees.

How do the dividend and distribution policies of the Funds compare?

The Target Fund and the Acquiring Fund have different dividend and distribution policies. The Target Fund makes regular monthly distributions of all or a portion of its net investment income to shareholders. The Target Fund has adopted a managed distribution plan (the “Plan”) whereby the Target will pay a monthly dividend to Target Fund shareholders at a stated fixed monthly distribution amount of $0.075 per share. The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Target Fund, regardless of when or whether income is earned or capital gains are realized. If investment income is not sufficient to cover the Target Fund’s intended monthly distribution, the Target Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is paid back to them. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from the Fund’s investment activities, and generally results in a reduction of the tax basis in the shares. As a result from such reduction in tax basis, shareholders may be subject to tax in connection with the sale of Fund shares, even if such shares are sold at a loss relative to the shareholder’s original investment.

The Acquiring Fund declares daily and distributes quarterly all, or substantially all, of its net investment income as dividends to shareholders.

Both Funds generally distribute long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually. Each Fund may also declare and pay capital gains distributions more than once per year as permitted by law. Various factors will affect the level of a Fund’s net investment income, such as its asset mix, its level of retained earnings, the amount of leverage utilized by the Fund and the effects thereof, and the movement of interest rates. These factors, among others, may result in the Acquiring Fund’s level of net investment income being different from the level of net investment income for the Target Fund or the Acquiring Fund if the Reorganization was not completed.

Dividend Reinvestment Plan. Both Funds offer a dividend reinvestment plan. The dividend reinvestment plan allows Fund shareholders to reinvest their dividends and capital gains distributions (“Distributions”) into additional shares of a Fund. Under the Target Fund Plan, the money that Target Fund shareholders earn from Distributions is reinvested automatically in more shares of the Target Fund. All shareholders in the Target Fund are automatically enrolled in the Plan when shares are purchased. The Acquiring Fund Shares received in the Reorganization will be automatically enrolled in reinvestment of Distributions, unless or until the shareholder changes his or her instruction.

Will there be any tax consequences resulting from the proposal?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, and the delivery of a legal opinion to that effect is a condition of closing of the Reorganization, although there can be no assurance that the

Internal Revenue Service (“IRS”) will adopt a similar position. Being a tax-free reorganization means that, subject to the limited exceptions described below under the heading “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION,” the shareholders of the Target Fund will not recognize income, gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund. Shareholders should consult their tax advisers about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Prospectus/Proxy Statement relates only to the federal income tax consequences of the Reorganization. For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.”

What is the Standstill Agreement and the Tender Offer?

The Target Fund has entered into a Standstill Agreement dated as of May 7, 2021 by and among the Target Fund, Invesco Advisers and Saba Capital Management, L.P. (“Saba”), a shareholder that currently owns more than 15% of the Target Fund Common Shares as of May 7, 2021. Under the terms of the agreement, the Target Fund will commence a cash tender offer for up to 20% of the Target Fund Common Shares at a price per share equal to 98.5% of the Target Fund’s NAV per share (the “Tender Offer”). The Tender Offer is currently anticipated to commence prior to October 1, 2021 and will be completed prior to the Closing Date. The number of shares that you would be eligible to sell in the Tender Offer will depend on the total number of shares tendered by all Target Fund shareholders. In addition, after the Tender Offer and if Target Fund shareholders approve the Reorganization, the Acquiring Fund will conduct quarterly repurchase offers for 10% of the Acquiring Fund’s then outstanding shares at NAV for each of the quarters ended March 2022 and June 2022, subject to certain contingencies described in the agreement and the ability of the board of trustees of the Acquiring Fund to redetermine such amounts provided the conditions in the Standstill Agreement are satisfied. Quarterly repurchase offers conducted after June 2022 will be for between 5 and 25% of the Acquiring Fund’s then outstanding shares at the discretion of the board of trustees of the Acquiring Fund after considering various factors, consistent with the Acquiring Fund’s fundamental policy regarding share repurchases. For more information regarding the Acquiring Fund’s repurchases, please see the sections entitled “Fundamental Investment Restrictions of the Funds” and “Redemption/Repurchase Procedures” in this Proxy Statement/Prospectus. See also “Principal Investment Risks that Apply to the Acquiring Fund But Not the Target Fund –Repurchase Offers Risks” herein. Pursuant to the Standstill Agreement, Saba has agreed to vote all of its Target Fund shares in favor of approval of the Reorganization as described in Proposal 1 and in favor of the election of each nominee as Trustee of the Target Fund as described in Proposal 2.

The Target Fund entered into the Standstill Agreement after discussions with Saba, during which Saba indicated dissatisfaction with the Target Fund’s Common Shares trading at a discount to the Target Fund’s net asset value per share. The Target Fund, and two other Invesco closed-end funds entered into a similar Standstill Agreement with Saba in 2019, following similar discussions (the “2019 Standstill Agreement”). The 2019 Standstill Agreement required that the Fund conduct a tender offer to purchase 15% of its outstanding Common Shares (the “2019 Tender Offer”), which was completed in December 2019. Saba and other shareholders who tendered their Common Shares as part of the 2019 Tender Offer were able to redeem shares at a higher price than the market price for Common Shares at that time. Similarly, Saba and other shareholders who participate in the Tender Offer will likely be able to redeem shares at a price that is higher than the market price for Common Shares at the time of the Tender Offer.

As described further under “Board Considerations in Approving the Reorganization,” the Target Fund’s history of and anticipated potential future engagement with Saba as an activist shareholder were considered by management in recommending the Tender Offer and the Reorganization, and were reviewed and considered by the Target Fund Board in connection with its decision to approve the Tender Offer and recommend shareholder approval of the Reorganization.

Where can I find more information about the Funds and the Reorganization?

Additional information about the Funds can be found in their respective prospectuses and SAIs. This Proxy Statement/Prospectus contains additional information about the Reorganization and other proposal to be made to shareholders. You are encouraged to read the entire document. If you need any assistance or have any questions regarding the Reorganization or how to vote, please call 1-888-724-2416.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of the Investment Objectives, Principal Investment Strategies, Risks and Fundamental Investment Restrictions of the Funds

Investment Objectives and Principal Investment Strategies of the Funds

Investment Objective. Each Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

Principal Investment Strategies. Each Fund seeks to achieve its investment objectives by opportunistically investing primarily in credit securities of issuers which operate in a variety of industries and geographic regions located throughout the world. Under normal market conditions, each Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in any combination of the following credit securities: (i) senior secured floating rate and fixed rate loans (“Senior Loans”); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; and (iii) other debt obligations, including high-yield, high-risk obligations (commonly referred to as “junk bonds”). In complying with this 80% investment requirement, each Fund may invest in derivatives and other instruments that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.

Maturity/Duration. Each Fund may invest in credit securities of any maturity or duration, and each Fund will not be managed to target a specific maturity or duration. However, given the nature of the Fund’s portfolio, each Fund’s portfolio will likely have a low average duration (generally, four years or less).

Diversification/Non-Diversification. Unlike the Target Fund, which is structured as a diversified fund, the Acquiring Fund is non-diversified, meaning that it may invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a more diversified fund.

Equity Securities. Each Fund may invest up to 20% of its total assets in equity securities (including common stocks, preferred stocks, rights, warrants, and securities convertible into common stock) and in structured products, including structured notes, credit-linked notes, collateralized debt obligations, collateralized bond obligations and collateralized loan obligations and other types of structured products.

Swaps. Each Fund also may invest in swaps, including credit default, total return, index and interest rate swaps. To the extent that the Fund invests in structured products or swaps that gain exposure to credit securities, such investments will be counted for purposes of the Fund’s 80% policy.

Junk Bonds. Each Fund may invest, without limitation, in below investment grade debt securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P) or debt securities that are unrated but judged to be below investment grade by Invesco at the time of purchase, which are commonly referred to as “junk” securities. Any of the Target Fund’s or the Acquiring Fund’s investments may be issued by non-stressed, stressed and distressed issuers, including issuers in bankruptcy. Under normal market conditions, each of the Target Fund and the Acquiring Fund will limit itself to no more than 20% of its total assets in obligations not making current interest and principal payments when due.

Senior Loan Originations. Each Fund may originate Senior Loans directly or through investments in one or more wholly-owned subsidiaries. The Target Fund may participate in direct lending opportunities through its indirect investment in the Invesco Dynamic Credit Opportunities Loan Origination LLC (the “LLC”), a Delaware limited liability company. The Target Fund owns all beneficial and economic interests in the Invesco Dynamic Credit Opportunities Loan Origination Trust, a Massachusetts Business Trust (the “Loan Origination Trust”), which in turn owns all beneficial and economic interests in the LLC. The Target Fund’s ownership in the Loan Origination Trust will be transferred to the Acquiring Fund in connection with the Reorganization, and the Acquiring Fund will participate in direct lending opportunities through the Loan Origination Trust in the same manner as the Target Fund. The amount of Senior Loans originated by each Fund is limited to 60% of the Fund’s net assets. Neither Fund is limited in the size or type of Senior Loans they may originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade.

Co-Investment. The Target Fund and the Acquiring Fund may co-invest with certain other persons, including certain affiliates of Invesco and certain funds managed and controlled by IAI and its affiliates, subject to certain terms and conditions outlined in an exemptive order granted to Invesco and certain of its affiliates by the SEC (the “Exemptive Order”). The Acquiring Fund may co-invest with its affiliates in Senior Loans, including Senior Loans directly originated by the Acquiring Fund or its affiliates and may also engage in direction origination of Senior Loans with its affiliates, all in accordance with the terms and conditions of the Exemptive Order and related compliance policies.

U.S./Non-U.S. Issuers. Both Funds will invest in obligations of U.S. and non-U.S. issuers and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated. Under normal market conditions, both Funds expect to invest in issuers located anywhere in the world and, although under current market conditions, neither Fund intends to invest in obligations of issuers located in emerging market countries, both Funds may so do if it determines that such investments are appropriate for the Fund.

Short-Term Debt Securities. From time to time, both Funds may invest in short-term debt securities such as U.S. government securities, commercial paper and other money market instruments and cash equivalents.

Illiquid Securities. Both Funds may invest without limitation in obligations for which there is no readily available trading market or which are otherwise illiquid, including securities restricted as to resale such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended.

Liquidity Considerations. Neither the Target Fund nor the Acquiring Fund are subject to Rule 22e-4 of the 1940 Act, the SEC’s liquidity risk management rule. Accordingly, the Target Fund is not subject to restrictions with respect to its holdings in illiquid investments. Similarly, during periods when there is no repurchase offer in effect, interval funds such as the Acquiring Fund also do not have restrictions with respect to portfolio liquidity. However, once an interval fund provides notice to shareholders of a repurchase offer, it is required to maintain 100% of the repurchase offer amount in liquid assets (which may include a line of credit). Invesco currently has Board-approved liquidity procedures (the “Liquidity Procedures”) applicable to the Acquiring Fund that are designed to ensure that the Acquiring Fund’s holdings are sufficiently liquid so that it can comply with its fundamental policy to periodically repurchase shares, as required by Rule 23c-3 under the 1940 Act.

Use of Leverage. Each Fund may utilize financial leverage for investment purposes (i.e., borrowing or issuing preferred shares to purchase additional portfolio securities consistent with the Fund’s investment objective and primary investment strategy) in an effort to increase yield and distributions to benefit the Fund’s common shares. In addition, the Acquiring Fund may use leverage to provide the Fund with additional liquidity to meet its obligations to repurchase its shares pursuant to its repurchase offers. Each Fund’s policy on financial leverage allows the Fund to use financial leverage in the form of borrowings and/or preferred shares to the maximum extent allowable under the 1940 Act. It is anticipated that the Acquiring Fund will initially maintain a lower leverage percentage than the Target Fund.

Currently, the Target Fund may employ financial leverage by borrowing through a credit facility. The Target Fund has entered into a $325 million revolving credit and security agreement, which will expire on December 2, 2021. The revolving credit and security agreement is secured by the assets of the Fund. During the year ended February 28, 2021, the average daily balance of borrowing under the revolving credit and security agreement was $200,035,616 with an average interest rate of 1.61%. Prior to June 7, 2021 (the date on which preferred shares were redeemed), the Target Fund also employed financial leverage through the issuance of preferred securities that were senior to the common shares. Upon the consummation of the Reorganization, the Target Fund’s credit facility is expected to transfer to the Acquiring Fund. The Adviser will regularly review the Acquiring Fund’s use of financial leverage (i.e., the relative costs and benefits of leverage on the Fund’s common shares) and review the alternative means to achieve leverage (i.e., the relative benefits and costs of borrowing versus issuing preferred shares).

Fundamental Investment Restrictions of the Funds. The Funds are subject to similar fundamental restrictions regarding their investments. However, as discussed above, as an interval fund to be operated in accordance with Rule 23c-3, the Acquiring Fund is also subject to additional fundamental policies with respect to its mandatory share repurchases. A fundamental investment restriction may not be changed without the affirmative vote of the holders of a majority of a Fund’s outstanding securities (as defined in the 1940 Act).

Each Fund’s fundamental investment restrictions are listed below.

Policy	Target Fund	Acquiring Fund
Diversification	The Fund may not invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.	No comparable restriction.

Borrowings/Senior Securities	The Fund may not issue senior securities nor borrow money, except the Fund by issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations, and Exemptions”).

Underwriting Securities	The Fund may not act as an underwriter of securities issued by others, except to the extent that, in connection with disposition of loans or portfolio securities, it may deemed to be an underwriter under applicable securities laws.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

Policy	Target Fund	Acquiring Fund

Industry Concentration	The Fund may not invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issues in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 act, as amended from time to time.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Real Estate Investment	The Fund may not purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged or operate in the real estate industry, (c) invest in securities that are secured by real estate or other interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.	The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Investment in Commodities	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from	The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Policy	Target Fund	Acquiring Fund
investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

Loans	The Fund may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.	The Fund may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest, or which the Fund may originate, are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by the 1940 Act Laws, Interpretations, and Exemptions.

Master/Feeder	No comparable restriction	The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

Repurchase of Shares	No comparable restriction	In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day. The Fund will comply with the requirements of Rule 23c-3 of the 1940 Act in computing the Fund’s NAV when making repurchase offers.

Principal Risks of Investing in the Funds

Because the Funds have identical investment objectives, similar principal investment strategies and processes, and continuity of portfolio management (the Acquiring Fund’s team includes two additional portfolio managers), the principal risks of the Funds are similar. In general, the additional principal risks for the Acquiring Fund are related to the Acquiring Fund’s classification as a non-diversified investment company and its operation as an interval fund and the need to satisfy quarterly redemption requests.

Principal Risks Common to the Target Fund and the Acquiring Fund include:

LIBOR Transition Risk, Market Risk, COVID-19 Risk, Debt Securities Risk, Senior Loans and Other Loans Risk (including Prepayment or Call Risk, Second Lien or Other Subordinated or Unsecured Loans or Debt Risk, High Yield Debt Securities Risk (Junk bond risk), Changing Fixed Income Market Conditions Risk, Financial Services Sector Risk, Interest Rate Risk, Loan Origination Risk, Loan Collateral Valuation Risk*, Regulatory Risk, Subsidiary Risk, Investment in Middle Market Companies Risk, Conflicts of Interest Risk Related to Co-Investing, Valuation Risk and Conflicts of Interest Created by Valuation Process for Certain Portfolio Holdings Risk*, Defaulted Securities Risk, Credit Risk, Liquidity Risk, Restricted Securities Risk, Preferred Shares Risk, Foreign Securities Risk, Common Stock and Other Equity Investments Risk, Warrants, Equity Securities and Junior Debt Securities of the Borrower Risk, Structured Products Risk, Derivatives Risk, Borrowing and Leverage Risk, Zero Coupon or Pay in Kind Securities Risk and Management Risk.

*Note, slightly different risk titles are used by the Target Fund to describe the same risk.

For more information on these risks, see the section titled “Risk” in the Acquiring Fund prospectus that accompanies this Proxy Statement/Prospectus.

Principal Investment Risks that Apply to the Acquiring Fund But Not the Target Fund

Non-Diversified Fund Risk. Because the Acquiring Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Acquiring Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Other Risks that Apply to the Acquiring Fund But Not the Target Fund

Shares Not Listed; No Market for Shares. The Acquiring Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds such as the Target Fund, which typically list their shares on a securities exchange, the Acquiring Fund does not currently intend to list the Acquiring Fund Shares for trading on any securities exchange, and the Acquiring Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Acquiring Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

Closed-end Interval Fund; Liquidity Risks. The Acquiring Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Acquiring Fund is not intended to be a typical traded investment. There is no secondary market for the Acquiring Fund’s Shares and the Acquiring Fund expects that no secondary market will develop. An investor should not invest in the Acquiring Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Acquiring Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Acquiring Fund Shares at NAV, the number of Acquiring Fund Shares tendered in connection with a repurchase offer may exceed the number of Acquiring Fund Shares the Acquiring Fund has offered to repurchase, in which case not all of your Acquiring Fund Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Acquiring Fund may offer to repurchase only the minimum amount of 5% of its outstanding Acquiring Fund Shares. Hence, you may not be able to sell your Acquiring Fund Shares when and/or in the amount that you desire.

Limited Network of Broker-Dealers Risk. The success of the Acquiring Fund’s continuous public offering, and correspondingly the Acquiring Fund’s ability to implement its investment objective and strategies, depends upon the ability of the distributor to establish, operate and maintain a network of selected broker-dealers and financial services firms to sell the shares. If the distributor fails to perform, the Acquiring Fund may not be able to raise adequate proceeds through the Acquiring Fund’s continuous public offering to implement the Acquiring Fund’s investment objective and strategies. If the Acquiring Fund is unsuccessful in implementing its investment objective and strategies, an investor could lose all or a part of his or her investment in the Acquiring Fund.

Repurchase Offers Risks. The Acquiring Fund is an “interval fund” and, to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Acquiring Fund believes that these repurchase offers are generally beneficial to the Acquiring Fund’s shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of shares by the Acquiring Fund involves certain risks, including:

•

Reduction in Assets. Share repurchases decrease the assets of the Acquiring Fund and, therefore, may have the effect of increasing the Acquiring Fund’s expense ratio. Moreover, diminution in the size of the Acquiring Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Acquiring Fund to participate in new investment opportunities.

•

Holdings of Cash/Cash Equivalents. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Acquiring Fund to be fully invested or force the Acquiring Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Acquiring Fund’s investment performance.

•

Leverage. If the Acquiring Fund uses leverage, repurchases of shares may compound the adverse effects of leverage in a declining market. In addition, if the Acquiring Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing Fund expenses and reducing any net investment income.

•

Large Shareholders. Certain shareholders may from time to time own or control a significant percentage of the Acquiring Fund’s shares. Repurchase requests by these shareholders of these shares of the Acquiring Fund may cause repurchases to be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Acquiring Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Acquiring Fund is entitled to purchase, the Acquiring Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarterly period, thereby increasing the likelihood that proration will occur.

•

Fluctuation of NAV. The NAV of shares tendered in a repurchase offer may fluctuate between the date a shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the repurchase request deadline and the repurchase pricing date. The NAV on the repurchase request deadline or the repurchase pricing date may be higher or lower than on the date a shareholder submits a repurchase request.

Distribution Payment Risk. Unlike the Target Fund which has adopted a Managed Distribution Plan whereby the Target Fund seeks to pay a stated fixed monthly distribution amount to common shareholders, the Acquiring Fund cannot assure investors that the Acquiring Fund will achieve investment results that will allow the Acquiring Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Acquiring Fund’s earnings, the Acquiring Fund’s net investment income, the Acquiring Fund’s financial condition, maintenance of the Acquiring Fund’s regulated investment company status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Acquiring Fund’s distributions may constitute a return of capital to shareholders. To the extent that the Acquiring Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from the Acquiring Fund’s investment activities, and generally results in a reduction of the tax basis in the shares. As a result from such reduction in tax basis, shareholders may be subject to tax in connection with the sale of Acquiring Fund shares, even if such shares are sold at a loss relative to the Shareholder’s original investment.

Other Risks Relating to the Target Fund but not the Acquiring Fund

Market Discount from Net Asset Value Risk. Shares of closed-end investment companies like the Target Fund frequently trade at prices lower than their NAV. Because the market price of the Target Fund’s common shares is determined by factors such as relative market supply and demand, general market and economic circumstances, and other factors beyond the control of the Target Fund, the Target Fund cannot predict whether its shares of common stock will trade at, below or above NAV. This characteristic is a risk separate and distinct from the risk that the Target Fund’s NAV could decrease as a result of investment activities. Common shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase.

Distribution Risk. The Target Fund Board has adopted a Managed Distribution Plan (the “Plan”) for the Target Fund whereby the Target Fund seeks to pay a stated fixed monthly distribution amount to common shareholders. The Plan is intended to provide common shareholders with a consistent, but not guaranteed, periodic cash payment from the Target Fund, regardless of when or whether income is earned or capital gains are realized. If sufficient investment income is not available for a monthly distribution, the Target Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. The Plan is subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Target Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Target Fund’s common shares.

For more information on these risks and other risks relating to the Acquiring Fund, see the section titled “Risk” in the Acquiring Fund prospectus that accompanies this Proxy Statement/Prospectus.

Comparison of Purchase and Redemption Procedures and Exchange Rights

Purchase Procedures

The purchase procedures of the Target Fund and the Acquiring Fund differ due to the Acquiring Fund’s interval fund structure. The primary difference is that the Target Fund shareholder generally must purchase additional Common Shares of the Target Fund in the secondary market on the NYSE at market prices that may be greater than (at a premium) or lower than (at a discount to) the Target Fund’s NAV. Shareholders who receive Class AX Shares of the Acquired Fund in connection with the Reorganization may purchase additional Class AX Shares from the Acquired Fund at NAV.

Common Shares of the Target Fund are purchased at market price on any day the NYSE is open for business under the ticker symbol “VTA.” In addition, the Target Fund may offer shares: in at-the-market transactions through one or more selling agents that the Fund may designate from time to time and/or through broker-dealers that have entered into a selected dealer agreement with the Fund’s selling agent(s); otherwise through agents that the Fund may designate from time to time; to or through underwriters or dealers; or directly to one or more purchasers.

Class AX Shares of the Acquiring Fund may be purchased on any day directly at NAV from the Fund, as well as through financial intermediaries. Class AX Shares may also be purchase through an automatic investment plan whereby a shareholder can authorize Invesco Investment Services to debit the shareholder’s bank account on a regular basis to invest predetermined amounts in Class AX Shares of the Fund.

Redemption/Repurchase Procedures

The redemption procedures of the Target Fund and the Acquiring Fund also differ due to the Acquiring Fund’s interval fund structure. The primary difference is that the Target Fund shareholder must sell his or her Common Shares of the Target Fund in the secondary market on the NYSE at market prices that may be greater than (at a premium) or lower than (at a discount to) the Target Fund’s NAV. Class AX Shares of the Acquiring Fund may be repurchased by the Acquired Fund at NAV but only quarterly. The Acquiring Fund’s shares are not listed on any securities exchange, and the Acquiring Fund anticipates that no secondary market will develop for its shares. Accordingly, an Acquiring Fund shareholder may not be able to sell shares when and/or in the amount that the shareholder desires. Thus, the Acquiring Fund Shares are appropriate only as a long-term investment.

The Acquiring Fund makes quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The Acquiring Fund’s Board will approve the percentage of Acquiring Fund shares to be repurchased each quarter. Quarterly repurchases will occur in the months of March, June, September and December. The Acquiring Fund expects its initial repurchase offer to commence in the first quarter of 2022. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Acquiring Fund’s outstanding voting securities (as defined in the 1940 Act).

Written notification of each quarterly repurchase offer is sent to shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their shares in response to a repurchase offer) (the “Repurchase Request Deadline”); however, the Acquiring Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline.

The NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Acquiring Fund will distribute payment to shareholders within seven calendar days after the Repurchase Pricing Date.

If a repurchase offer is oversubscribed and the Acquiring Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Acquiring Fund is entitled to purchase, the Acquiring Fund will repurchase the shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. In addition, the Acquiring Fund’s repurchase offers may subject the Acquiring Fund and Shareholders to special risks.

Exchange Rights

The Target Fund does not offer exchange rights.

Acquiring Fund shareholders may exchange some or all of their Class AX Shares of the Acquiring Fund for Class AX or Class A shares of the same class of certain other Invesco funds (“Participating Funds”). Shareholders may do this through their financial intermediary, or by telephone or mail. Shareholders seeking an exchange amongst Participating Funds should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or Invesco Distributors or by visiting our website at www.invesco.com/us.

COMPARISON OF ORGANIZATION, STRUCTURE AND GOVERNANCE OF THE FUNDS

The Target Fund and the Acquiring Fund are each organized as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act (“DSTA”). As a result, there are no material differences between the rights of shareholders under the governing state laws of the Target Fund and the Acquiring Fund except differences in rights provided for in the respective governing instruments of these entities, some of which are discussed below.

The following is a discussion of certain important provisions of the governing documents of the Target Fund and the Acquiring Fund, but is not a complete description thereof. Further information about each Fund’s governance structure is contained in the Fund’s SAI and its governing instruments, which are on file with the SEC.

Organization and Governing Law. The Target Fund was organized as a Delaware statutory trust on March 15, 2007, pursuant to a Certificate of Trust and commenced operations on June 26, 2007. The Acquiring Fund was organized as a Delaware statutory trust on May 7, 2021 pursuant to a Certificate of Trust and will commence operations on the Closing Date. The Target Fund and Acquiring Fund are each governed by its Agreement and Declaration of Trust (a “Declaration of Trust”) and its By-Laws, and its business and affairs are managed under the supervision of its Board of Trustees. Each Fund is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder.

Shares. The Target Fund and the Acquiring Fund are authorized to issue an unlimited number of shares of beneficial interest with no par value. When issued and paid for in accordance with the prospectus, common shares of both the Target Fund and the Acquiring Fund are fully paid and non-assessable, have no preemptive or subscription rights and are freely transferable. Each common share of both the Target Fund and the Acquiring Fund represents an equal, proportionate interest in the assets of such Fund with other common shareholders of the Fund. Common shares of the Acquiring Fund are entitled to receive a pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by its Board, although such distributions may vary in amount among the classes of the Fund to reflect class-specific expenses. Such distributions may be in cash, in kind or in additional shares. In any liquidation of the Acquiring Fund, each common shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund. Holders of common shares of the Target Fund are entitled to the payment of distributions when, as and if declared by the Target Fund Board. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of distributions to the holders of common shares of the Target Fund. Upon liquidation of the Target Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, the Trustees may distribute the remaining assets of the Fund among the holders of the common shares.

Both the Target Fund and Acquiring Fund may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the common shares. Shareholders of the Target Fund’s and Acquiring Fund’s common shares have no preemptive right to purchase any preferred shares issued by the Fund. Preferred share offerings by the Target Fund are subject to the limits imposed by the 1940 Act. Under the 1940 Act, the Target Fund may not issue preferred shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of preferred shares outstanding, the Fund is required to have at least two dollars of assets).

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Target Fund or Acquiring Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus the applicable redemption premium, if any, together with accrued and unpaid distributions, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

The terms of the preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, are determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) at the time of authorization of the preferred shares.

On June 14, 2018, the Target Fund issued in the aggregate 1,250 Variable Rate Demand Preferred Shares (“VRDP”), with an aggregate liquidation value of $125,000,000, pursuant to an offering exempt from registration under the 1933 Act which were subsequently redeemed on June 7, 2021.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. While the Target Fund is not required to hold annual shareholders’ meetings under the DSTA, listing rules imposed by the Target Fund’s primary listing exchange, the NYSE, require the Target Fund to hold annual shareholder meetings. The Acquiring Fund is not required to hold annual shareholders’ meetings under the DSTA or its Declaration of Trust or By-Laws unless required by applicable federal law. The Acquiring Fund does not intend to hold annual meetings of shareholders.

The governing instruments of the Target Fund and Acquiring Fund generally provide that special meetings of shareholders may be called for any purpose determined by the Trustees at any time. Under the By-Laws of the Target Fund, special meetings of the shareholders may be called by the Chair of the Board or by a majority of the Trustees for any purpose or purposes, unless otherwise prescribed by applicable law or by the Declaration of Trust. Shareholders of the Target Fund have no power to call special meetings under the By-Laws of the Target Fund. The By-Laws of the Acquiring Fund provide that shareholders may only call a special meeting of shareholders upon the written request of shareholders owning shares representing at least the percentage of the total combined votes of all shares of the Acquiring Fund issued and outstanding required by federal law including the 1940 Act provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the shareholders requesting such meeting shall have paid to the Acquiring Fund the reasonably estimated cost of preparing and mailing the notice thereof.

Submission of Shareholder Proposals. The By-Laws of the Target Fund and the Acquiring require that certain conditions be met to present any shareholder proposals at either an annual or, with respect to the Acquiring Fund only, a special meeting of shareholders (with respect to the Target Fund, shareholder proposals and nominees may only be brought at annual meetings), including that notice be given to the Target Fund and Acquiring Fund by a shareholder in advance of a shareholder meeting. With respect to a special meeting of shareholders, only that business which is to be brought before the meeting pursuant to the Target Fund’s or Acquiring Fund’s notice of meeting may be conducted. Under the Target Fund’s By-Laws persons nominated by shareholders for election as trustees and any other proposals by shareholders may be properly brought before the annual shareholder meeting only if notice of any such matter to be presented by a shareholder at such meeting of shareholders (the “Shareholder Notice”) is delivered to the Secretary of the Target Fund at the principal executive office of the Target not less than 90 nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year. If the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary date and ends 30 days after such anniversary date (an “Other Annual Meeting Date”), the Shareholder Notice must be given by the later of the close of business on (i) the date 90 days prior to such Other Annual Meeting Date or (ii) the 10th day following the date such Other Annual Meeting Date is first publicly announced or disclosed. In the event the Target Fund calls a special meeting of shareholders for the purpose of electing one or more Trustees to the Target Fund Board, a shareholder may nominate a person for election to such position if the Shareholder Notice is delivered to the Secretary of the Target Fund at the principal executive office of the Target Fund not later than the close of business on the 10th day following the day on which the date of the special meeting is publicly announced or disclosed.

Similarly, for the Acquiring Fund, in order for nominations of Trustee candidates or other business to be properly brought before any annual meeting by a shareholder, a Shareholder’s Notice must be delivered to the Secretary at the principal executive offices of the Acquiring Fund not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Acquiring Fund did not hold an annual meeting in the previous year, notice by the shareholder to be timely must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Acquiring Fund. In the event the Acquiring Fund calls a special meeting of the shareholders for the purpose of electing one or more Trustees to the Board of Trustees, a shareholder may nominate a person for election to such position if the Shareholder’s Notice is delivered to the Secretary at the principal executive offices of the Acquiring Fund not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting.

Failure to satisfy the requirements of the foregoing advance notice provisions will mean that a shareholder may not be able to present a proposal at a meeting.

Quorum. For the Target Fund, a majority of the outstanding shares entitled to vote at a shareholders’ meeting, which are present in person or represented by proxy, will constitute a quorum at the shareholders’ meeting, except as otherwise required by applicable law or the requirements of the securities exchange on which the Target Fund’s shares are listed for trading. For the Acquiring Fund, a quorum will exist if shareholders of one-third of the outstanding shares of such Fund entitled to vote are present at the meeting in person or by proxy.

Number of Votes; Aggregate Voting. The governing instruments of the Target Fund and the Acquiring Fund provide that each common shareholder is entitled to one vote for each whole share held, and a fractional vote for each fractional share held. Neither the common shareholders of the Target Fund nor the Acquiring Fund are entitled to cumulative voting.

Right to Vote. The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. Shareholders of each Fund also have the right to vote on certain matters affecting the Fund (or with regard to the Acquiring Fund a particular share class thereof) under their respective governing instruments and applicable state law. For matters on which shareholders of a Fund do not have a right to vote, the Trustees of the Fund may nonetheless determine to submit the matter to shareholders for approval.

Target Fund Shareholder Voting Rights. Shareholders of the Target Fund have the right to vote of the following matters: (1) elect Trustees, provided that a meeting of shareholders has been called for that purpose; (2) approve any amendments to the Declaration of Trust affecting shareholder indemnification or shareholder voting rights; (3) approve certain transactions like reorganizations, mergers; conversions and consolidations; (4) approve any amendment relating to declassifying the Board and (5) approve such additional matters as may be required by the 1940 Act, the Declaration of Trust or any stock exchange on which the Common Shares are listed for trading, or as the Trustees, in their sole discretion, shall determine.

Except at any time preferred shares are outstanding, Target Fund Trustees are elected by the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Target Fund present in person or by proxy and entitled to vote at an annual meeting of shareholders (or special meeting in lieu thereof at which Trustees are elected) at which a quorum is present. An affirmative majority of the outstanding voting securities (as defined in the 1940 Act) is the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Target Fund. The Board of the Target Fund is divided into three classes. Generally, Trustees of the Acquiring Fund are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected).

The Target Fund generally requires that except for certain circumstances detailed in the next paragraph all matters other than the election of trustees require an affirmative majority of the outstanding voting securities (as defined in the 1940 Act) to approve any matter requiring a vote of the shareholders. An affirmative majority of the outstanding voting securities (as defined in the 1940 Act) is the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Target Fund.

As discussed in more detail below, the Target Fund, unlike the Acquiring Fund. has provisions in its governing instruments which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Board of Trustees or shareholders to amend the governing instruments or effectuate changes in the Fund’s management. These provisions of the governing instruments of the Fund may be regarded as “anti-takeover” provisions.

The Target Fund’s Declaration of Trust requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund, to approve, adopt or authorize certain transactions, unless the transaction has been approved by at least 66 2/3% of the Board of Trustees, in which case the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund is required. Transactions subject to this voting requirement include:

•	Amendments to the Declaration of Trust to de-classify the board or change shareholder voting rights or shareholder indemnification.

•

The dissolution of the Fund; provided that if the affirmative vote of at least seventy-five percent (75%) of the Board approves the dissolution, no vote of shareholders shall be required to dissolve the Fund.

•	A merger or consolidation of the Fund with one or more other entities.

•	The sale, conveyance and transfer of all or substantially all of the assets of the another entity.

•	The reclassification of the Fund from a “closed-end company” to an “open-end company” (as defined in the 1940 Act).

•	Certain transactions with any person or group (a “Principal Shareholder”) that is the beneficial owner, directly or indirectly, of five percent (5%) or more of the shares of the Target Fund.

•	The issuance of any securities to any Principal Shareholder for cash (other than pursuant to the dividend reinvestment plan).

•

The sale, lease or exchange of all or any substantial part of the assets of the Fund or any subsidiary of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than two percent (2%) of the total assets of the Fund or any subsidiary of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

•

The sale, lease, or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund or any of its subsidiary of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than two percent (2%) of the total assets of the Fund or any of subsidiary of the Fund, aggregating for the purpose of such computation, all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

In addition, any additional matter for which the Declaration of Trust or the 1940 Act does not expressly require a vote of shareholders, but with respect to which the Trustees determine the shareholders shall have power to vote, shall require the affirmative vote or consent of holders of at least 75% of the outstanding shares of the Fund, unless such matter has been previously approved, adopted or authorized by the affirmative vote of at least 66 2/3% of the Board of Trustees, in which case the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required.

Under the Declaration of Trust of the Target Fund, all Board action is subject to a Majority Trustee Vote. “Majority Trustee Vote” means (a) with respect to a vote of the Board, a vote of the majority of the Trustees then in office, and a separate vote of a majority of the Continuing Trustees; and (b) with respect to a vote of a committee or sub-committee of the Board, a vote of the majority of the members of such committee or sub-committee, and a separate vote of a majority of the Continuing Trustees that are members of such committee or sub-committee. “Continuing Trustee” means a Trustee who either (a) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (b) was nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board. Under the By-Laws of the Target Fund, special meetings of the shareholders may be called by the Chair of the Board or by a Majority Trustee Vote for any purpose or purposes, unless otherwise prescribed by applicable law or by the Declaration of Trust.

Acquiring Fund Voting Rights. Shareholders of the Acquiring Fund have the right to vote only for the following matters: (i) the election or removal of Trustees as and to the extent provided in the Declaration of Trust, (ii) with respect to such additional matters relating to Acquiring Fund as may be required by federal law including the 1940 Act, or any Registration Statement and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion. Each class of shares of the Acquiring Fund also has exclusive voting rights with respect to its distribution and service fees, if any. The Acquiring Fund Declaration of Trust provides that the Board shall have full power and authority, in its sole discretion and without obtaining any prior authorization or vote of the shareholders, to fix or change such preferences, voting powers, rights, and privileges of any class of Shares of the Fund as the Board may from time to time determine; provided, however, that shareholders shall have the power to vote to approve any amendment to the shareholder indemnification provision that would have the effect of reducing the indemnification provided thereby. Any such action shall require the affirmative vote or consent of shareholders owning at least two-thirds (66 2/3%) of the outstanding shares entitled to vote thereon. In addition, the removal of one or more Trustees by the shareholders of the Acquiring Fund shall require the affirmative vote or consent of shareholders owning at least two-thirds (66 2/3%) of the outstanding shares entitled to vote thereon.

Liability of Shareholders. Consistent with the DSTA, the Declaration of Trust of the Target Fund and Acquiring Fund generally provide that shareholders will not be subject to personal liability for the obligations of the Funds. Similar statutory or other authority limiting statutory trust shareholder liability does not apply in many other states, however, and a shareholder subject to proceedings in courts in other states, which may not apply Delaware law, may be subject to liability. To guard against this risk, the governing instruments for the Target Fund and the Acquiring Fund contain an express disclaimer of shareholder liability for acts of the Fund and provide for shareholder indemnification out of the Fund’s assets if any shareholder is personally held liable for the obligations of the Fund.

Liability of Trustees and Officers. Consistent with the 1940 Act, the governing instruments for the Target Fund and Acquiring Fund generally provide that no Trustee, officer, employee or agent of the Funds shall be subject to any personal liability in connection with the assets or affairs of the Funds, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (“Disqualifying Conduct”).

Indemnification of the Board. The Declaration of Trust of the Target Fund and the Acquiring Fund provides that each of its Trustees, officers, employees and agents (“Covered Persons”) shall be indemnified by the Target Fund or Acquiring Fund to the fullest extent permitted by the DSTA, the By-Laws and applicable laws. The By-Laws of the Target Fund and Acquiring Fund provide that every Covered Person of the Target Fund and Acquiring Fund, respectively, shall be indemnified by the Target Fund or Acquiring Fund for expenses actually or reasonably incurred in the defense or settlement of any proceeding to which such Covered Person is made a party or is threatened to be made a party by reason of the fact that such person is a Covered Person. For proceedings not by or in the right of a Target Fund or Acquiring Fund (i.e., derivative lawsuits), Covered Persons shall be indemnified by the Target Fund or Acquiring Fund against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such proceeding to which such Covered Person is made a party or is threatened to be made a party by reason of the fact that such person is a Covered Person. The Target Fund and Acquiring Fund may advance to such Covered Persons such expenses in advance of the proceeding’s final disposition. No Covered Person, however, shall be indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of his or her Disqualifying Conduct. Any indemnification required or permitted under the By-Laws (unless ordered by a court) must be made by the Target Fund or Acquiring Fund only as authorized in the specific case upon a reasonable determination, based upon a review of the facts, that the Covered Person is entitled to indemnification because (i) he or she is not liable by reason of Disqualifying Conduct, or (ii) in cases where there is no liability, he or she has not engaged in Disqualifying Conduct. Such determination must be made by (i) the vote of a majority of a quorum of Trustees who are not interested persons (as defined in the 1940 Act) of the Target Fund or Acquiring Fund and is not a party to the proceeding; or (ii) if there are no such Trustees, or if such Trustees so direct, by independent legal counsel in a written opinion.

Board Structure. Each Trust has fifteen trustees, one of whom is an “interested person”, as that term is defined under the 1940 Act. The members of the Board of the Target Fund and Acquiring Fund are identical. For more information on the Board members, see the proposal- “Election of Trustees”. Unlike the Acquiring Fund, the Target Fund’s Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. Under the Target Fund’s governing documents, any amendment to declassify the Target Fund’s Board of Trustees requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund, unless the transaction has been approved by at least 66 2/3% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. A Trustee may be removed from office, with or without cause, by written instrument signed by at least 75% of the number of Trustees prior to such removal.

Amendment of Declaration of Trust and By-laws. Generally, the Trustees of the Target Fund and the Acquiring Fund have the right to amend, from time to time, the Declaration of Trust and By-Laws for its respective Fund. Shareholders of the Target Fund have the power to vote on any amendment to the Declaration of Trust (1) as determined by the Trustees in their sole discretion or as required by the 1940 Act, Declaration of Trust, By-Laws or any stock exchange on which the shares are listed; (2) that would reduce their rights to indemnification as shareholders; (3) that would amend their voting powers; (4) that would reclassify the Board or (5) that would amend provisions relating to certain transactions like mergers and consolidations. Shareholders of the Acquiring Fund have the power to vote on any amendment to the Declaration of Trust (1) as determined by the Trustees in their sole discretion or as required by federal law, including the 1940 Act or any registration statement filed with the SEC; or (2) that would reduce their rights to indemnification as shareholders; or (3) that would amend certain voting rights.

Derivative Actions. Each Declaration of Trust for the Target Fund and the Acquiring Fund provide that a shareholder may bring a derivative action on behalf of the respective Fund only if several conditions are met. These conditions include, among other things, a pre-suit demand upon the Board of Trustees and, unless a demand is not required, shareholders who hold (1) at least a majority of the outstanding shares of the Target Fund and (2) 10% or more of the total combined net asset value of all shares issued and outstanding or classes to which such action relates of the Acquiring Fund, must join in the demand for the Board of Trustees to commence an action, and the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of the claim.

Federal securities claims are not specifically carved out of either Fund’s Declaration of Trust provisions on shareholder derivative claims, except that with regard to the Acquiring Fund federal securities claims are excluded from (1) certain joinder provision requirements (i.e., shareholders eligible to bring such derivative action must join in a pre-suit demand for the Trustees to commence such action) as well as (2) certain proportionate share requirements (i.e., each shareholder of the Acquiring Fund or any class agrees that any claim that affects all shareholders of a class either equally or proportionately based on their number of shares in such class, must be brought as a derivative claim irrespective of whether such claim involves a violation of the shareholders’ rights under the Declaration of Trust or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim) to the extent that the federal securities laws, rules or regulations, do not permit the application of such provisions. These provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other agents of the Funds and their service providers, which may discourage such lawsuits with respect to such claims.

Jurisdiction and Waiver of Jury Trial. The Declaration of Trust of the Acquiring Fund but not the Target Fund requires that actions by shareholders against the Acquiring Fund, except for actions under the U.S. federal securities laws to the extent that any such federal securities laws, rules or regulations, do not permit the application of the Declaration of Trust provisions, be brought only in the United States District Court for the Southern District of New York. Furthermore, the Declaration of Trust of the Acquiring Fund, solely with respect to matters relating to the organization or internal affairs of the Funds or as otherwise required by law, requires that actions by shareholders against the Acquiring Fund be brought only in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware (the “Exclusive Jurisdictions”). The Target Fund’s Declaration of Trust requires that, any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, Declaration of Trust including any claim of any nature against the Target Fund, must be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware (also the “Exclusive Jurisdictions”). The Declaration of Trust of the Target Fund and the Acquiring Fund further provides that, in connection with any claim brought in the Superior Court in the State of Delaware or with respect to the Acquiring Fund the United States District Court for the Southern District of New York, the right to jury trial is irrevocably waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. The designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the shareholder. It is possible that a court may choose not to enforce these provisions of either Fund’s Declaration of Trust.

THE PROPOSED REORGANIZATION

Summary of Agreement and Plan of Reorganization

The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below. A copy of the Agreement is attached as Exhibit A to this Proxy Statement/Prospectus.

With respect to the Reorganization, if shareholders of the Target Fund approve the Agreement and other closing conditions are satisfied, the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding Common shares of the Target Fund of a number of Class AX shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate NAV equal to the value of the net assets of the Target Fund so transferred, all determined and adjusted as provided in the Agreement. The value of your account with the Acquiring Fund immediately after the Reorganization will be the same as the value of your account with the Target Fund immediately prior to the Reorganization.

The Target Fund and the Acquiring Fund will be required to make representations and warranties in the form of Agreement that are customary in matters such as the Reorganization.

If shareholders approve the Reorganization and if all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is currently expected to occur on or about October 29, 2021 (the “Closing Date”), as of the later of 7:01 pm Eastern time or the finalization of the Target Fund’s NAV, unless otherwise agreed by the parties (the “Effective Time”). Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with its governing documents and applicable law.

If shareholders of the Target Fund do not approve the Agreement or if the Reorganization does not otherwise close, the Board will consider what additional action to take. The Agreement may be terminated, and the Reorganization may be abandoned at any time by mutual agreement of the parties. The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

Board Considerations in Approving the Reorganization

The Board met on April 26-27, 2021 and on May 7, 2021 to review and consider the Agreement and the Reorganization. An Ad Hoc Committee of the Target Fund Board (the “Ad Hoc Committee”) comprised of certain Trustees of the Target Fund who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”) also held separate meetings to consider the Agreement and the Reorganization. The Independent Trustees have been advised on this matter by independent counsel to the Independent Trustees and by the independent senior officer, an officer of the Target Fund who reports directly to the Independent Trustees. The Ad Hoc Committee and the Target Fund Board received written materials from Invesco Advisers containing relevant information about the Target Fund, the Acquiring Fund and the proposed Reorganization, including, among other information, a description of the key differences between the Target Fund and Acquiring Fund (including the differences in liquidity for shareholders), and fee and expense information on an actual and pro forma estimated basis.

The Target Fund Board considered the potential benefits and costs of the Reorganization to the Target Fund and its shareholders and considered that the Target Fund would bear all the Reorganization costs. The Target Fund Board reviewed detailed comparative information on the following topics with respect to the Target Fund and the Acquiring Fund: (1) investment objectives, policies, restrictions and principal risks; (2) portfolio management and liquidity requirements; (3) portfolio composition; (4) current expense ratios and expense structures, including contractual investment advisory fees; (5) the expected tax-free nature of the Reorganization for the Target Fund and its shareholders for federal income tax purposes; and (6) the differences in operation between a traditional closed-end fund like the Target Fund and an interval fund like the Acquiring Fund.

Among other matters, the Target Fund Board noted that: (1) the investment objectives of the Target Fund and the Acquiring Fund are identical; and (2) the principal investment strategies and related risks of the Target Fund and the Acquiring Fund are similar except that the Target Fund is diversified, while the Acquiring Fund is non-diversified. The Target Fund Board also noted that the Acquiring Fund initially upon launch expects to obtain financial leverage through a revolving credit facility instead of through a revolving credit facility and preferred shares, that the costs associated with the credit facility are expected to be lower than the costs associated with preferred shares, and that the Acquiring Fund is initially expected to maintain a lower leverage percentage than the Target Fund. The Target Fund Board noted that these leverage differences are expected to result in the estimated total expense ratio expected to be incurred by the Acquiring Fund being lower than that of the Target Fund (common shares including, the Class AX Shares). The Target Fund Board also noted the potential that the lower leverage percentage and higher liquidity parameters could adversely impact the Acquiring Fund’s yield or total returns.

The Target Fund Board also considered the benefits to the Target Fund’s shareholders of having: (1) the ability to redeem their shares at quarterly intervals at the net asset value per share instead of selling their shares on any business day in secondary market transactions at the market price, which could be lower than the net asset value per share; and (2) the ability to purchase additional shares from the Acquiring Fund at the net asset value per share.

The Target Fund Board considered the Target Fund’s history with activist shareholders and that, based on information provided by management, interval funds historically have been less likely to be targeted by activist shareholders than traditional closed-end funds and therefore present less risk of portfolio or other disruption from activist shareholders.

The Target Fund Board also considered Invesco’s discussions with Saba that led to the 2019 Standstill Agreement and the current Standstill Agreement. In that connection, the Board considered Saba’s engagement with other closed-end funds that resulted in Saba-sponsored shareholder proposals, including the cost and, in some cases, disruption to fund operations resulting from those proposals.

The Board considered the impact of the Tender Offer and quarterly repurchases required by the Standstill Agreement on the Target Fund, Saba and other Target Fund shareholders. Invesco Advisers provided, and the Target Fund Board considered, information about the estimated tax and expense impacts of the Tender Offer. The Target Fund Board also considered Invesco Adviser’s representation that the Target Fund will have sufficient liquidity to fund the Tender Offer and that the Acquiring Fund will have sufficient liquidity to fund the subsequent quarterly repurchase offers.

Based upon the information received by the Target Fund Board, including the information and considerations described above but without identifying any single factor as all-important or controlling, the Board concluded that the Reorganization is in the best interests of the Target Fund, and that no dilution of value would result to the shareholders of the Target Fund from the Reorganization. Consequently, the Target Fund Board approved the Agreement and the Reorganization.

Similarly, the Board of Trustees of the Acquiring Fund concluded that the Reorganization is in the best interests of the Acquiring Fund and approved the Agreement and the Reorganization.

Costs of the Reorganization

The total cost of the Reorganization to be paid by the Target Fund is estimated to be $336,000. The costs of the Reorganization include legal counsel fees, independent accountant fees, expenses related to the printing and mailing of this Proxy Statement/Prospectus and fees associated with the proxy solicitation but do not include any portfolio transaction costs arising from the Reorganization.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of the material U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. The principal federal income tax consequences that are expected to result from the Reorganization are as follows:

•	no gain or loss will be recognized by the Target Fund or the shareholders of the Target Fund as a direct result of the Reorganization;

•	no gain or loss will be recognized by the Acquiring Fund as a direct result of the Reorganization;

•	the basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of these assets in the hands of the Target Fund immediately before the Reorganization;

•	the holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund;

•

the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund as part of the Reorganization will be the same as the shareholder’s aggregate tax basis of the shares of the Target Fund; and

•

the holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund as part of the Reorganization will include the period that a shareholder held the shares of the Target Fund (provided that such shares of the Target Fund are capital assets in the hands of such shareholder as of the closing).

Neither of the Funds has requested nor will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. As a condition to closing, the Funds anticipate receiving an opinion from Stradley Ronon Stevens & Young, LLP as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of each Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Reorganization on the Target Fund, the Acquiring Fund, or any Target Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganization. See “INFORMATION ABOUT THE FUNDS.”

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

General Limitation on Capital Losses. Assuming the Reorganization qualifies as a tax-free reorganization as expected, the Acquiring Fund will succeed to the tax attributes of the Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Target Fund will be available to offset future gains recognized by the combined Fund. Capital losses of a Fund may be carried forward indefinitely to offset future capital gains. If, as is anticipated, at the time of the closing of the Reorganizations, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Acquiring Fund as a result of the Reorganizations. Thus, a reorganization of the Target Fund into the Acquiring Fund is not expected to result in any limitation on the use by the Acquiring Fund of the Target Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization. If the Reorganization were to end the tax year of the Target Fund, it would accelerate distributions to shareholders from the Target Fund for its short tax year ending on the Closing Date. Such distributions would be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, the Target Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganizations applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

Accounting Treatment

The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to the Acquiring Fund of the assets of the Acquiring Fund will be the same as the book cost basis of such assets to the Target Fund. The Acquiring Fund will continue the accounting records of the Target Fund and, as a result, the accounting books and records of the Target Fund will become the accounting books and records of the Acquiring Fund.

THE TARGET FUND BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.

PROPOSAL 2: ELECTION OF TRUSTEES BY THE TARGET FUND

At the Meeting, holders of Common Shares of the Target Fund will vote with respect to the election of the following five Nominees as Trustees: Jack M. Fields, Martin L. Flanagan, Elizabeth Krentzman, Robert C. Troccoli and James D. Vaughn.

All Nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

If elected, each Trustee will serve until the later of the Target Fund’s Annual Meeting of Shareholders in 2024 or until his or her successor has been duly elected and qualified or his or her earlier death, incapacitation, resignation, retirement or removal. As in the past, only one class of Trustees is being submitted to shareholders of the Target Fund for election at the Meeting. The Amended and Restated Agreement and Declaration of Trust (the “Target Fund’s Declaration of Trust”) of the Target Fund provides that the Board shall be divided into three classes. For the Target Fund, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. The foregoing is subject to the provisions of the 1940 Act, applicable Delaware state law and the Target Fund’s Declaration of Trust and Bylaws.

In the case of any vacancy on the Board, the Target Fund’s Declaration of Trust provides that the remaining Trustees may fill such vacancy by appointing a replacement to serve for the remainder of the term or reduce the size of the Board.

The following table indicates all current Trustees in each such class and the period for which each class currently serves:

Class I1	Class II2	Class III[3]
Cynthia Hostetler	Beth Ann Brown	Jack M. Fields
Eli Jones	Anthony J. LaCava, Jr.	Martin L. Flanagan
Prema Mathai-Davis	Joel W. Motley	Elizabeth Krentzman
Ann Barnett Stern	Teresa M. Ressel	Robert C. Troccoli
Daniel S. Vandivort	Christopher L. Wilson	James D. Vaughn

[1]	Serving until the 2022 Annual Meeting or until their successors have been duly elected and qualified or his or her earlier death, incapacitation, resignation, retirement or removal.

[2]	Serving until the 2023 Annual Meeting or until their successors have been duly elected and qualified or his or her earlier death, incapacitation, resignation, retirement or removal.

[3]	Currently up for election at the Meeting.

If the Reorganization is approved, the current Trustees of the Target Fund will also serve as the Trustees of the Acquiring Fund. However, Trustees of the Acquiring Fund serve for the life of the Acquiring Fund, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Acquiring Fund’s organizational documents.

Trustees’ Qualifications and Experience

The business and affairs of the Target Fund are managed under the direction of its Board of Trustees. Below is information on the Trustees’ qualifications and experience.

Class III Trustee Nominees Standing for Election:

Interested Trustee.

Martin L. Flanagan, Trustee and Vice Chair

Martin L. Flanagan has been a member of the Board of Trustees and Vice Chair of the Target Fund since 2014 and other Invesco Funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd.

Mr. Flanagan joined Invesco, Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously, he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999.

Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co.

Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and a member of the executive board at the SMU Cox School of Business.

The Target Fund Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Target Fund.

Independent Trustees.

Jack M. Fields, Trustee

Jack M. Fields has been a member of the Board of Trustees of the Target Fund since 2014 and other Invesco Funds since 1997.

Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the SEC. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act. In addition, Mr. Fields led the effort to reform telecommunications policy which resulted in the passage of The Telecommunications Act of 1996, which was the first major reform of telecommunications policy since 1934.

Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs. He is also a member of the Board of Directors of Baylor College of Medicine.

Mr. Fields also served as a Director of Insperity, Inc. (formerly known as Administaff), a premier professional employer organization with clients nationwide until 2015. In addition, Mr. Fields serves as a board member of Impact(Ed), a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.

The Target Fund Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Target Fund.

Elizabeth Krentzman, Trustee

Elizabeth Krentzman has been a member of the Board of Trustees of the Target Fund and other Invesco Funds since 2019.

From 2014 to 2019, Ms. Krentzman served on the boards of certain investment companies in the Oppenheimer Funds complex.

Ms. Krentzman currently serves as a member of the Board of Trustees of the University of Florida National Board Foundation. She is a member of the Cartica Funds Board of Directors (private investment funds). Ms. Krentzman is also a member of the Board of Trustees and Audit Committee of the University of Florida Law Center Association, Inc.

Ms. Krentzman served from 1997 to 2004 and from 2007 and 2014 in various capacities at Deloitte & Touche LLP, including Principal and Chief Regulatory Advisor for Asset Management Services, U.S. Mutual Fund Leader and National Director of the Investment Management Regulatory Consulting Practice. She served as General Counsel of the Investment Company Institute from 2004 to 2007.

From 1996 to 1997, Ms. Krentzman served as an Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the SEC. She also served from 1991 to 1996 in various positions with the Division of Investment Management – Office of Regulatory Policy of the SEC and from 1987 to 1991 as an Associate at Ropes & Gray LLP.

The Target Fund Board believes that Ms. Krentzman’s legal background, experience in financial services and accounting and as a director of other investment companies benefits the Target Fund.

Robert C. Troccoli, Trustee

Robert C. Troccoli has been a member of the Board of Trustees of the Target Fund and other of the Invesco Funds since 2016.

Mr. Troccoli retired after a 39-year career with KPMG LLP (“KPMG”), where he served as a senior Partner. From 2013 to 2017, he was an adjunct professor at the University of Denver’s Daniels College of Business.

Mr. Troccoli’s leadership roles during his career with KPMG included managing partner and partner in charge of the Denver office’s Financial Services Practice. He served regulated investment companies, investment advisors, private partnerships, private equity funds, sovereign wealth funds, and financial services companies. Toward the end of his career, Mr. Troccoli was a founding member of KPMG’s Private Equity Group in New York City, where he served private equity firms and sovereign wealth funds. Mr. Troccoli also served mutual fund clients along with several large private equity firms as Global Lead Partner of KPMG’s Private Equity Group.

The Target Fund Board believes that Mr. Troccoli’s experience as a partner in a large accounting firm and his knowledge of investment companies, investment advisors, and private equity firms benefits the Target Fund.

James D. Vaughn, Trustee

James D. Vaughn has been a member of the Board of Trustees of the Target Fund and other Invesco Funds since 2019. From 2012 to 2019, Mr. Vaughn served on the boards of certain investment companies in the Oppenheimer Funds complex.

Prior to his retirement, Mr. Vaughn served as managing partner of the Denver office of Deloitte & Touche LLP, and held various positions in the Denver and New York offices of Deloitte & Touche LLP during his 32 year career.

Mr. Vaughn has served as a Board member and Chairman of the Audit Committee of AMG National Trust Bank since 2005. He also serves as a Trustee and member of the Investment Committee of the University of South Dakota Foundation. In addition, Mr. Vaughn has served as a Board member, Audit Committee member and past Board Chair of Junior Achievement since 1993.

Previously, Mr. Vaughn served as Trustee and Chairman of the Audit Committee of Schroder Funds from 2003 to 2012. He also previously served as a Board Member of Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network.

The Target Fund Board believes that Mr. Vaughn’s experience in financial services and accounting and as a director of other investment companies benefits the Target Fund.

Independent Trustees Not Standing for Election

Class I Trustees

Cynthia Hostetler, Trustee

Cynthia Hostetler has been a member of the Board of Trustees of the Target Fund and other Invesco Funds since 2017.

Ms. Hostetler is currently a member of the board of directors of the Vulcan Materials Company, a public company engaged in the production and distribution of construction materials, Trilinc Global Impact Fund LLC, a publicly registered non-traded limited liability company that invests in a diversified portfolio of private debt instruments, and Resideo Technologies, Inc., a public company that manufactures and distributes smart home security products and solutions worldwide. Ms. Hostetler also serves on the board of governors of the Investment Company Institute and is a member of the governing council of the Independent Directors Council, both of which are professional organizations in the investment management industry. Ms. Hostetler is also a member of the board of directors of the Eisenhower Foundation, a non-profit organization.

Previously, Ms. Hostetler served as a member of the board of directors/trustees of Aberdeen Investment Funds, a mutual fund complex; Edgen Group Inc., a public company that provides products and services to energy and construction companies, from 2012 to 2013, prior to its sale to Sumitomo, and Genesee & Wyoming, Inc., a public company that owns and operates railroads worldwide, from 2018 to 2019, prior to its sale to Brookfield Asset Management.

From 2001 to 2009 Ms. Hostetler served as Head of Investment Funds and Private Equity at Overseas Private Investment Corporation (“OPIC”), a government agency that supports U.S. investment in the emerging markets. Ms. Hostetler oversaw a multi-billion dollar investment portfolio in private equity funds. Prior to joining OPIC, Ms. Hostetler served as President and member of the board of directors of First Manhattan Bancorporation, a bank holding company, from 1991 to 2007, and its largest subsidiary, First Savings Bank, from 1991 to 2006 (Board Member) and from 1996 to 2001 (President).

The Target Fund Board believes that Ms. Hostetler’s knowledge of financial services and investment management, her experience as a director of other companies, including a mutual fund complex, her legal background, and other professional experience gained through her prior employment benefit the Funds.

Dr. Eli Jones, Trustee

Dr. Eli Jones has been a member of the Board of Trustees of the Target Fund and other Invesco Funds since 2016.

Dr. Jones is the dean of the Mays Business School at Texas A&M University and holder of the Peggy Pitman Mays Eminent Scholar Chair in Business. Prior to his current position, Dr. Jones served as a director of Insperity, Inc. from 2004 to 2016 and was chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. From 2012-2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston.

Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.

The Target Fund Board believes that Dr. Jones’ experience in academia and his experience in marketing benefits the Target Fund.

Dr. Prema Mathai-Davis, Trustee

Dr. Prema Mathai-Davis has been a member of the Board of Trustees of the Target Fund since 2014 and other Invesco Funds since 1998.

Previously, Dr. Mathai-Davis served as co-founder and partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform) from 2017 to October 2019, when the firm was acquired by Forbes Media Holdings, LLC.

Dr. Mathai-Davis previously served as Chief Executive Officer of the YWCA of the USA from 1994 until her retirement in 2000. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner and Board Member of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. She was a member of the Board of Visitors of the University of Maryland School of Public Policy, and on the visiting Committee of The Harvard University Graduate School of Education.

Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Target Fund Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Target Fund.

Ann Barnett Stern, Trustee

Ann Barnett Stern has been a member of the Board of Trustees of the Target Fund and other Invesco Funds since 2017.

Ms. Stern is currently the President and Chief Executive Officer of Houston Endowment Inc., a private philanthropic institution. She has served in this capacity since 2012. Formerly, Ms. Stern served in various capacities at Texas Children’s Hospital from 2003 to 2012, including General Counsel and Executive Vice President.

Previously, Ms. Stern served as a member of the Dallas Board of the Federal Reserve Bank of Dallas, from 2013 through 2019.

The Target Fund Board believes that Ms. Stern’s knowledge of financial services and investment management and her experience as a director, and other professional experience gained through her prior employment benefit the Funds.

Daniel S. Vandivort, Trustee

Daniel S. Vandivort has been a member of the Board of Trustees of the Target Fund and other Invesco Funds since 2019. From 2014 to 2019, Mr. Vandivort served on the boards of certain investment companies in the Oppenheimer Funds complex.

Mr. Vandivort also served as Chairman and Lead Independent Director, Chairman of the Audit and Finance Committee and Director of Value Line Funds from 2008 through 2014.

Mr. Vandivort is currently a Trustee on the Board of Trustees of Huntington Disease Foundation of America. He also serves as President of Flyway Advisory Services LLC, a consulting and property management company.

The Target Fund Board believes that Mr. Vandivort’s experience in financial services and investment management and as a director of other investment companies benefits the Target Fund.

Class II Trustees

Beth Ann Brown, Trustee

Beth Ann Brown has been a member of the Board of Trustees of the Target Fund and other Invesco Funds since 2019. From 2016 to 2019, Ms. Brown served on the boards of certain investment companies in the Oppenheimer Funds complex.

Ms. Brown has served as Director of Caron Engineering, Inc. since 2018 and as an Independent Consultant since September 2012. Since 2013, she has also served as Director, Vice President (through 2019) and President (since 2019) of Grahamtastic Connection, a non-profit organization.

Previously, Ms. Brown served in various capacities at Columbia Management Investment Advisers LLC, including Head of Intermediary Distribution, Managing Director, Strategic Relations and Managing Director, Head of National Accounts. She also served as Senior Vice President, National Account Manager from 2002-2004 and Senior Vice President, Key Account Manager from 1999 to 2002 of Liberty Funds Distributor, Inc.

From 2014 and 2017, Ms. Brown served on the Board of Advisors of Caron Engineering Inc. and also served as President and Director of Acton Shapleigh Youth Conservation Corps, a non–profit organization, from 2012 to 2015.

The Target Fund Board believes that Ms. Brown’s experience in financial services and investment management and as a director of other investment companies benefits the Target Fund.

Anthony J. LaCava, Jr., Trustee

Anthony J. LaCava, Jr. has been a member of the Board of Trustees of the Target Fund and other Invesco Funds since 2019.

Previously, Mr. LaCava served as a member of the board of directors and as a member of the audit committee of Blue Hills Bank, a publicly traded financial institution.

Mr. LaCava retired after a 37-year career with KPMG where he served as senior partner for a wide range of firm clients across the retail, financial services, consumer markets, real estate, manufacturing, health care and technology industries. From 2005 to 2013, Mr. LaCava served as a member of the board of directors of KPMG and chair of the board’s audit and finance committee and nominating committee. He also previously served as Regional Managing Partner from 2009 through 2012 and Managing Partner of KPMG’s New England practice.

Mr. LaCava currently serves as Chairman of the Business Advisory Council of Bentley University and as a member of American College of Corporate Directors and Board Leaders, Inc.

The Target Fund Board believes that Mr. LaCava’s experience in audit and financial services benefits the Target Fund.

Joel W. Motley, Trustee

Joel W. Motley has been a member of the Board of Trustees of the Target Fund and other Invesco Funds since 2019. From 2002 to 2019, Mr. Motley served on the boards of certain investment companies in the Oppenheimer Funds complex.

Since 2016, Mr. Motley has served as an independent director of the Office of Finance of the Federal Home Loan Bank System. He has served as Managing Director of Carmona Motley, Inc., a privately-held financial advisory firm, since January 2002. He previously served as a member of the Vestry of Trinity Church Wall Street.

Mr. Motley also serves as a member of the Council on Foreign Relations and its Finance and Budget Committee. He is a member of the Investment Committee and is Chairman Emeritus of the Board of Human Rights Watch and a member of the Investment Committee and the Board of Historic Hudson Valley, a nonprofit cultural organization.

Since 2011, he has served as a Board Member and Investment Committee Member of the Pulitzer Center for Crisis Reporting, a non-profit journalism organization. Mr. Motley also serves as Director and member of the Board and Investment Committee of The Greenwall Foundation, a bioethics research foundation, and as a Director of Friends of the LRC, a South Africa legal services foundation.

Previously, Mr. Motley served as Managing Director of Public Capital Advisors, LLC, a privately held financial advisory firm, from 2006 to 2017. He also served as Managing Director of Carmona Motley Hoffman Inc. a privately-held financial advisor, and served as a Director of Columbia Equity Financial Corp., a privately-held financial advisor, from 2002 to 2007.

The Target Fund Board believes that Mr. Motley’s experience in financial services and as a director of other investment companies benefits the Target Fund.

Teresa M. Ressel, Trustee

Teresa Ressel has been a member of the Board of Trustees of the Target Fund and other Invesco Funds since 2017.

Ms. Ressel has previously served within the private sector and the U.S. government as well as consulting. Formerly, Ms. Ressel served at UBS AG in various capacities, including as Chief Executive Officer of UBS Securities LLC, a broker-dealer division of UBS Investment Bank, and as Group Chief Operating Officer of the Americas.

Between 2001 and 2004, Ms. Ressel served at the U.S. Treasury, initially as Deputy Assistant Secretary for Management & Budget and then as Assistant Secretary for Management and Chief Financial Officer. Ms. Ressel was confirmed by the U.S. Senate and anchored financial duties at the Department, including finance, accounting, risk, audit and performance measurement.

From 2014 to 2017, Ms. Ressel served on the board of directors at Atlantic Power Corporation, a publicly traded company with a fleet of power generation assets. From 2012 to 2020, Ms. Ressel served on the board of directors of ON Semiconductor, a publicly traded manufacturer of semiconductors.

Since 2017, Ms. Ressel has served as a director of Elucida Oncology, Inc., a biotechnology company focused on the development of therapeutics for cancer treatment. Ms. Ressel also volunteers within her community across a number of functions and serves on the board of GAVI, the Global Vaccine Alliance (nonprofit) supporting children’s health.

The Target Fund Board believes that Ms. Ressel’s risk management and financial experience in both the private and public sectors benefits the Target Fund.

Christopher L. Wilson, Trustee and Chair

Christopher L. Wilson has been a member of the Board of Trustees of the Target Fund and other Invesco Funds since 2017 and Chair since January 2021. He previously served as Chair Designate since March 2019 and Vice Chair since June 2019.

Mr. Wilson started a career in the investment management business in 1980. From 2004 to 2009, Mr. Wilson served as President and Chief Executive Officer of Columbia Funds, a mutual fund complex with over $350 billion in assets. From 2009 to 2017, Mr. Wilson served as a Managing Partner of CT2, LLC, an early stage investing and consulting firm for start-up companies.

From 2014 to 2016, Mr. Wilson served as a member of the Board of Directors of the mutual fund company managed by TDAM USA Inc., an affiliate of TD Bank, N.A.

From 2011 to 2020, Mr. Wilson served as a member of the Board of Directors of ISO New England, Inc., the company that establishes the wholesale electricity market and manages the electrical power grid in New England. Mr. Wilson served as the chair of the Audit and Finance Committee, which also oversaw cybersecurity, and was a member of the systems planning committee of ISO-NE, Inc. He also previously served as chair of the Human Resources and Compensation Committee and was a member of the Markets Committee.

Mr. Wilson currently serves as a Board member of enaible Inc., a technology company focused on providing artificial intelligence solutions.

The Target Fund Board believes that Mr. Wilson’s knowledge of financial services and investment management, his experience as a director and audit committee member of other companies, including a mutual fund company, and other professional experience gained through his prior employment benefit the Funds.

Trustees’ Attendance at Board and Annual Shareholder Meetings

In addition to regularly scheduled meetings each year, the Board holds special meetings and/or conference calls to discuss specific matters that may require action prior to the next regular meeting. The Target Fund Board met nine times during the fiscal year ended February 28, 2021 and each independent Trustee attended at least 75% of the aggregate of: (i) all regular meetings of the Board during which time such independent Trustee served and (ii) all meetings of the committees of the Board on which the Trustee served. Trustees are encouraged to attend regular shareholder meetings, but the Board has no set policy requiring Board member attendance at such meetings. Bruce Crockett, former Trustee of the Target Fund and former Chair of the Target Fund Board, attended and chaired last year’s annual shareholder meeting.

Additional Information about the Trustees, Officers and Independent Registered Public Accounting Firm

Additional biographical information regarding the Trustees can be found in Exhibit C. Information on the Target Fund Board’s leadership structure, role in risk oversight, and committees can be found in Exhibit D. Information on the remuneration of the Trustees can be found in Exhibit E. Information on the Trustees’ ownership of Target Fund and Acquiring Fund Shares can be found in Exhibit F. Information on the executive officers of the Target Fund is available in Exhibit G. Information on the Target Fund’s independent registered public accounting firm is available in Exhibit H. The Target Fund Board’s Pre-Approval Of Audit And Non-Audit Services Policies And Procedures are attached as Exhibit I.

THE TARGET FUND BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES.

VOTING INFORMATION

Proxy Statement/Prospectus

We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by virtually attending the Meeting and following the instructions below. You do not need to attend the Meeting to vote, however. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Annual Meeting of Shareholders and the enclosed proxy card are expected to be mailed on or about August 4, 2021 to all shareholders entitled to vote. Shareholders of record of the Target Fund as of the close of business on June 7, 2021 (the “Record Date”) are entitled to vote at the Meeting. The number of outstanding Common Shares of the Target Fund on June 7, 2021 is 62,980,141. Each share is entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held.

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Fund in writing at the address of the Target Fund set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

All Common Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. There is no cumulative voting with respect to the election of Trustees or any other matter.

Quorum Requirement and Adjournment

A quorum of shareholders is necessary to hold a valid shareholder meeting of the Target Fund. For the Target Fund, a quorum will exist if shareholders representing majority of the outstanding shares of the Target Fund entitled to vote are present at the Meeting in person or by proxy.

Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the Proposals. Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum. Abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approvals of the Proposals because the Proposals each require the affirmative vote of a percentage of either the shares present at the Meeting or the outstanding shares of the Target Fund. A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Shareholders are urged to provide instructions to their broker or nominee to ensure that their votes may be counted.

If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve a proposal are not received, the person(s) presiding over the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to allow for further solicitation of votes. The vote of the holders of one-third of the Common Shares cast, or the chair of the Meeting in his or her discretion, will have the power to adjourn the Meeting with regard to a particular proposal scheduled to be voted on at the Meeting or to adjourn the Meeting entirely from time to time without notice.

Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified. A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original meeting date for such meeting. In voting for the adjournment, the persons named as proxies may vote their proxies in favor of one or more adjournments of the Meeting, or the chair of the Meeting may call an adjournment, provided such persons determine that such adjournment is reasonable and in the best interests of shareholders and the Funds, based on a consideration of such factors as they may deem relevant.

Vote Necessary to Approve the Agreement

The Target Fund Board has unanimously approved the Agreement, subject to shareholder approval. Shareholder approval of the Agreement requires the affirmative vote of the “majority of the outstanding voting securities (as defined in the 1940 Act)” which means the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Target Fund. Abstentions are counted as present but are not considered votes cast at the Meeting.

Vote Necessary to Elect Trustees

The Target Fund Board has unanimously approved the proposed nominees for election as Trustees, subject to shareholder approval. Approval of the election of each of the Nominees to the Target Fund Board the affirmative vote of the “majority of the outstanding voting securities (as defined in the 1940 Act)” which means the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Target Fund.

Proxy Solicitation

The Target Fund has engaged the services of Computershare, Inc. (“Solicitor”) to assist in the solicitation of proxies for the Meeting. The Solicitor’s costs are approximately $23,545. Proxies are expected to be solicited principally by mail, but the Target Fund or the Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Target Fund’s officers may also solicit proxies but will not receive any additional or special compensation for any such solicitation.

Under the agreement with the Solicitor, the Solicitor will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining shareholders’ telephone numbers, and providing additional materials upon shareholder request. The agreement also provides that the Solicitor shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

Other Meeting Matters

Management is not aware of any matters to be presented at the Meeting other than as is discussed in this Proxy Statement/Prospectus. Under the Target Fund’s By-Laws, business transacted at an annual meeting such as this Meeting shall be limited to (i) the purpose stated in the notice; (ii) adjournment of the meeting with regard to the stated purpose; and (iii) and such other matters as are permitted to be presented at the meeting in accordance with the Declaration of Trust. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with their best judgment.

Share Ownership by Large Shareholders, Management and Trustees

A list of the name, address and percent ownership of each person who, as of June 7, 2021, to the knowledge of the Target Fund owned 5% or more of the outstanding shares of a class of the Target Fund can be found at Exhibit B. Information regarding the ownership of shares of the Target Fund by the Trustees and executive officers of the Target Fund can also be found at Exhibits B.

As of the date of this Proxy Statement/Prospectus, there were no shares of the Acquiring Fund outstanding.

Shareholder Proposals

Shareholder proposals intended to be presented at the 2021 annual meeting of shareholders for the Target Fund pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) had to be received by the Fund’s Secretary at the Fund’s principal executive offices by May 9, 2021. Notwithstanding the foregoing, if notice of a shareholder proposal is received after May 9, 2021, the persons named as proxies may vote proxies held by them in their discretion on such proposal. If the Reorganization is completed, the Target Fund will not need to hold an annual meeting in 2022.

The Acquiring Fund does not generally hold annual meetings of shareholders. A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Acquiring should send the proposal to the Acquiring Fund at the Acquiring Fund’s principal offices so that it is received within a reasonable time before the proxy materials are printed and mailed. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement because compliance with certain rules under the federal securities laws is required before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at a future meeting. For a shareholder proposal to be considered at a future shareholder meeting, it must be a proper matter for consideration under applicable law.

In the event that the Reorganization is not approved and the Target Fund continues to operate, Shareholder proposals intended to be presented at the year 2022 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act must be received by the Target Fund’s Secretary at the Target Fund’s principal executive offices by February 21, 2022, in order to be considered for inclusion in the Target Fund’s proxy statement and proxy card relating to that meeting, which is anticipated to be held on August 6, 2022. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Target Fund’s proxy statement. If a shareholder wishes to make a proposal at the year 2022 annual meeting of shareholders without having the proposal included in the Target Fund’s proxy statement, then such proposal must be received by the Target Fund’s Secretary at the Target Fund’s principal executive offices not earlier than April 8, 2022 and not later than May 8, 2022. Notwithstanding the foregoing, if notice of a shareholder proposal is received after May 8, 2022, the persons named as proxies may vote proxies held by them in their discretion on such proposal. Any shareholder who wishes to submit a proposal for consideration at an annual meeting of such shareholder’s Fund should send such proposal to the respective Fund’s Secretary at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046, Attn: Secretary. Additional requirements regarding shareholder proposals are included in the Fund’s Bylaws, which are available upon request.

Shareholder Communications

Shareholders may send communications to the Fund’s Board. Shareholders should send communications intended for a Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the applicable Fund or directly to such Trustee at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require each of the Funds’ Trustees, officers, and investment advisers, affiliated persons of the investment advisers, and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms with the SEC and the Exchanges reporting their affiliation with the Fund and reports of ownership and changes in ownership of such securities. These persons and entities are required by SEC regulations to furnish such Fund with copies of all such forms they file. Based on a review of these forms furnished to the Target Fund, the Target Fund believes that during its last fiscal year, its Trustees/Directors, its officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements. The Acquiring Fund is newly established and has not yet commenced operations; accordingly, no such filings were required or have occurred with respect to that Fund.

Other Meeting Matters

Management of the Target Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. The Target Fund knows of no business other than the proposals described in this Proxy Statement/Prospectus that will, or are proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy cards shall vote proxies in accordance with their best judgment.

Where To Find Additional Information

This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements, the exhibits relating thereto and the annual and semi-annual reports (as applicable) filed by the Funds as such documents have been filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of the Target Fund, which contains the Target Fund’s prospectus, related SAI, and shareholder reports is 811-22043. The SEC file number of the Acquiring Fund, which contains the Target Fund’s prospectus, and related SAI is 811-23665. Each Fund is subject to the informational requirements of the Exchange Act, and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC. Copies of reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Funds on Form N-14 of which this Proxy Statement/Prospectus is a part) may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC maintains a website at www.sec.gov that contains information regarding the Funds and other registrants that file electronically with the SEC. Reports, proxy materials and other information concerning the Target Fund can also be inspected at the NYSE.

OTHER MATTERS

Capitalization

The following table sets forth as of May 7, 2021, each Fund’s total net assets, number of Common Shares outstanding and NAV per Common Share. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after the Reorganization. The table shows pro forma capitalization giving effect to the proposed Reorganization with the Target Fund. The capitalizations of the Funds are likely to be different on the Closing Date as a result of daily market activity.

	Target Fund	Acquiring Fund	Pro Forma Adjustments(2)	Pro Forma Acquiring Fund
Net Assets (all classes)(1):	$769,482,202	—	$(336,000)	$769,146,202
Common Shares Net Assets	$769,482,202	—	$(769,482,202)	—
Class AX Shares	—	—	$769,146,202	$769,146,202
Class A Shares	—
Class Y Shares	—
Class R6 Shares	—

Shares Outstanding:
Common Shares	62,980,141	—	(62,980,141)	—
Class AX Shares	—		62,980,141	62,980,141
Class A Shares	—
Class Y Shares	—
Class R6 Shares	—

Net Asset Value:
Common Shares	$12.22	—	—	—
Class AX Shares	—			$12.21
Class A Shares	—
Class Y Shares	—
Class R6 Shares	—

(1)	Upon closing of the Reorganization, holders of the Target Fund Common Shares will receive Class AX shares of the Acquiring Fund, and the Acquiring Fund will offer Class A, Class Y and Class R6 shares.

(2)

Net assets have been adjusted for your Fund’s expenses estimated to be incurred in connection with the Reorganization of approximately $336,000. The costs include the preparation and filing of the Acquiring Fund’s registration statement filings, legal fees, proxy printing and mailing costs, and state registration fees.

The table set forth above should not be relied upon to calculate the number of shares to be received in the Reorganization. The actual number of shares will depend upon the NAV and number of shares outstanding of each Fund at the time of the Reorganization.

Outstanding Shares

Target Fund

The following table provides information about the Target Fund’s outstanding shares as of February 28, 2021:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Fund for Its Own Account	(4)Amount Outstanding Exclusive of Amount Shown in Previous Column
Common Stock (no par value)	Unlimited	0	62,980,141

Share Price Data

The NYSE is the principal trading market for the Target Fund’s Common Shares. The following tables set forth the high and low sales prices and maximum premium/discount for the Target Fund’s Common Shares for the two most recent fiscal years and each full fiscal quarter since the beginning of the current fiscal year. Common Shares of each Fund have historically traded at both a premium and discount to NAV.

Target Fund

	Price		Net Asset Value		Premium/Discount
Quarterly Period Ending	High	Low	High	Low	High	Low
5/31/21	$11.75	$11.02	$12.27	$12.01	$-0.52	$-0.99
2/28/21	11.07	10.27	12.05	11.46	-0.91	-1.29
11/30/20	10.32	9.16	11.44	10.86	-1.10	-1.87
8/31/20	9.13	8.74	10.93	10.34	-1.51	-1.93
5/31/20	11.33	6.24	12.43	8.93	-0.99	-3.53
2/29/20	11.69	10.83	12.77	12.28	-1.07	-1.52
11/30/19	11.23	10.81	12.59	12.23	-1.07	-1.59
8/31/19	11.20	10.82	12.64	12.41	-1.36	-1.76
5/31/19	11.31	10.84	12.80	12.57	-1.42	-1.75

Common Shares of the Target Fund trade at a market price that is determined by current supply and demand conditions. The market price of a Fund’s Common Shares may or may not be the same as the Fund’s NAV per share — that is, the value of the portfolio securities owned by the Fund less its liabilities. When the market price of a Fund’s Common Shares exceeds its NAV per share, they are said to be “trading at a premium.” When the market price of a Fund’s Common Shares is lower than its NAV per share, they are said to be “trading at a discount.” It is very difficult to identify all of the factors that may cause a closed-end fund’s common shares to trade at a discount. It is often difficult to reduce or eliminate a closed-end fund’s discount over the long term. Some short-term measures, such as share repurchases and tender offers, tend to reduce a closed-end fund’s assets (and thereby potentially increase expense ratios), but do not typically have a long-term effect on the discount. Other measures, such as managed dividend programs, may not have a consistent long-term effect on discounts.

Dissenters’ Rights

If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares.

FINANCIAL HIGHLIGHTS

These financial highlight tables are intended to help you understand the Target Fund’s financial performance for the past ten fiscal years and are included in the Target Fund’s shareholder report which is incorporated by reference into the SAI. The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

The financial highlights for the Acquiring Fund are unavailable as it is newly created and does not yet have financial history. Upon the closing of the Reorganization, the Acquiring Fund expects to adopt the financial statements of the Target Fund.

Target Fund Consolidated Financial Highlights

	Year Ended February 28,		Year Ended February 29,		Years Ended February 28,
	2021		2020		2019		2018		2017
Net asset value per common share, beginning of period	$12.35		$12.66		$13.15		$13.25		$11.51

Net investment income(a)	0.62		0.72		0.61		0.71		0.89

Net gains (losses) on securities (both realized and unrealized)	(0.05)		(0.21)		(0.19)		0.02		1.73

Total from investment operations	0.57		0.51		0.42		0.73		2.62

Less:
Dividends paid to common shareholders from net investment income	(0.74)		(0.82)		(0.91)		(0.62)		(0.57)

Return of capital	(0.16)		—		—		(0.21)		(0.31)

Total distributions	(0.90)		(0.82)		(0.91)		(0.83)		(0.88)

Net asset value per common share, end of period	$12.02		$12.35		$12.66		$13.15		$13.25

Market value per common share, end of period	$11.00		$10.83		$11.06		$11.59		$12.40

Total return at net asset value(b)	7.11%		4.99%		4.44%		6.33%		24.21%

Total return at market value(c)	11.77%		5.39%		3.52%		0.14%		34.20%

Net assets applicable to common shares, end of period (000’s omitted)	$756,881		$777,644		$937,973		$974,593		$981,758

Portfolio turnover rate(d)	83%		83%		69%		89%		87%

Ratios/supplemental data based on average net assets applicable to common shares outstanding:
Ratio of expenses:
With fee waivers and/or expense reimbursements	2.68	%(e)(f)	3.59	%(f)	3.50	%(f)	3.07	%(f)	2.78	%(f)

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.92	%(e)	1.99%		1.97%		1.96%		1.94%

Without fee waivers and/or expense reimbursements	2.68	%(e)	3.59%		3.50%		3.07%		2.78%

Ratio of net investment income to average net assets	5.66	%(e)	5.76%		4.72%		5.45%		6.98%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$100,000		$125,000		$125,000		$75,000		$125,000

Asset coverage per $1,000 unit of senior indebtedness(g)	$5,486		$4,010		$4,249		$3,725		$4,513

Total borrowings (000’s omitted)	$191,000		$300,000		$327,000		$385,000		$315,000

Asset coverage per preferred share(h)	$856,881		$722,116		$850,378		$1,398,919		$885,323

Liquidating preference per preferred share	$100,000		$100,000		$100,000		$100,000		$100,000

(a)	Calculated using average shares outstanding

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Target Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.

(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $687,679.

(f)	Includes fee waivers which were less than 0.005% per share.

(g)

Calculated at the fund level by subtracting the Target Fund’s total liabilities (not including preferred shares, at liquidation value and the Borrowings) from the Target Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(h)

Calculated by subtracting the Target Fund’s total liabilities (not including the preferred shares, at liquidation value) from the Target Fund’s total assets and dividing by the total number of preferred shares outstanding

	Year ended February 29, 2016		Years ended February 28,						Year ended February 29, 2012
			2015		2014		2013
Net asset value per common share, beginning of period	$13.28		$13.82		$13.15		$12.37		$13.29
Net investment income(a)	0.97		0.92		0.84		0.91		0.84
Net gains (losses) on securities (both realized and unrealized)	(1.84)		(0.56)		0.73		0.77		(0.88)

Total from investment operations	(0.87)		0.36		1.57		1.68		(0.04)

Dividends from net investment income	(0.56)		(0.90)		(0.90)		(0.90)		(0.88)
Return of capital	(0.34)		—		—		—		—

Total distributions	(0.90)		(0.90)		(0.90)		(0.90)		(0.88)

Net asset value per common share, end of period	$11.51		$13.28		$13.82		$13.15		$12.37
Market value per common share, end of period	$9.97		$12.07		$12.90		$13.29		$11.62
Total return at net asset value(b)	(6.03)%		3.29%		12.65%		14.13%		0.35%

Total return at market value(c)	(10.44)%		0.57%		4.04%		23.00%		(2.36)%

Net assets applicable to common shares, end of period (000’s omitted)	$853,086		$983,798		$1,024,187		$974,021		$916,236

Portfolio turnover rate(d)(e)	88%		103%		121%		129%		132%

Ratio/supplement data based on average net assets applicable to common shares outstanding:
Ratio of expenses	2.68	%(f)(g)	2.52	%(g)	2.25	%(g)	2.09	%(g)	2.21%

Ratio of expenses excluding interest, facilities and maintenance fees	2.01	%(f)	1.96%		1.82%		1.72%		1.86%

Ratio of net investment income	7.61	%(f)	6.72%		6.28%		7.15%		6.73%

Senior indebtedness:
Total amount of preferred shares outstanding (000’s omitted)	$125,000		$125,000		$125,000
Total borrowings (000’s omitted)	$265,000		$361,000		$331,000		$240,000		$232,000
Asset coverage per $1,000 unit of senior indebtedness(h)	$4,691		$4,071		$4,472		$5,058		$4,949
Asset coverage per preferred share(i)	$782,469		$887,038		$919,350
Liquidating preference per preferred share	$100,000		$100,000		$100,000

a.	Calculated using average shares outstanding.

b.

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

c.

Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

d.	Portfolio turnover is not annualized for periods less than one year, if applicable.

e.	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.

f.	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $948,289.

g.	Includes fee waivers which were less than 0.005% per share.

h.

Calculated by subtracting the Fund’s total liabilities (not including the preferred shares and borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

i.	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets and dividing by the total number of preferred shares outstanding.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this 15th day of July, 2021 by and among: (i) Invesco Dynamic Credit Opportunities Fund, a registered closed-end investment company organized as a Delaware statutory trust (the “Target Fund”); and (ii) a newly created Invesco closed-end registered investment company, Invesco Dynamic Credit Opportunity Fund, also organized as a Delaware statutory trust (the “Acquiring Fund”). Invesco Advisers, Inc. (“IAI”) joins this Agreement solely for purposes of Sections 1.1(c), 5.1(a), 9, 12, 13, and 14.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (as each such term is defined in Section 1.1) of the Target Fund in exchange for Class AX shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) of equal value to the net assets of the Target Fund, and (ii) the Target Fund will distribute such Acquiring Fund Shares to shareholders of the Target Fund’s common shares of beneficial interest (“Target Fund Common Shares”), in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”). The Acquiring Fund is, and will be immediately prior to Closing (as defined in Section 3.1), a shell fund, without assets or liabilities, created solely for the purpose of acquiring the Assets and Liabilities (each as defined in Section 1.1) of the Target Fund;

WHEREAS, each of the Target Fund and the Acquiring Fund is a closed-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1. Provided that all conditions precedent to the Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the other, the Target Fund and the Acquiring Fund agree to take the following steps with respect to the Reorganization:

(a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.1(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, and choses in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Closing Date as defined in Section 3.1 (collectively, “Assets”), but excluding any assets set forth in Schedule 1.1(b) (collectively, “Excluded Assets”). For the avoidance of doubt, any Excluded Assets shall remain the property of the Target Fund and Acquiring Fund shall have no rights thereunder.

(c) The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date, except for the Target Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, the “Liabilities”). If prior to the Closing Date the Acquiring Fund identifies a liability that the Acquiring Fund and the Target Fund mutually agree should not be assumed by the Acquiring Fund, such liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Fund and the Target Fund at Closing and attached to this Agreement as Schedule 1.1(c) (the “Excluded Liabilities”). The Assets minus the Liabilities of the Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

(d) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to shareholders of record of the Target Fund Common Shares (“Target Fund Shareholders”) Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a), on a pro rata basis, and without further notice the outstanding Target Fund Common Shares will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target Fund will as promptly as practicable completely liquidate, deregister, and dissolve as permitted by its Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished, with respect to the Target Fund Common Shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund Common Shares owned by the Target Fund Shareholders on the Closing Date in accordance with the Valuation Time in Section 2.1(a). At the Closing, any outstanding certificates representing Target Fund Common Shares will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund Common Shares in certificated form.

(e) Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f) Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(g) Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

(h) Any reporting obligation, including but not limited to, the filing of any Form N-CSR, Form N-PORT, Form N-CEN Form N-Q, Form N-PX, or federal, state or local tax returns, or other responsibility of the Target Fund is and shall remain the Target Fund’s responsibility.

2.	VALUATION

2.1. With respect to the Reorganization:

(a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date, using the valuation methodologies set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Fund’s board of trustees (“Valuation Time”). On the Closing Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern time) on the Closing Date, or as soon as practicable thereafter.

(b) The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be the net asset value per share of the Target Fund Common Shares as of the close of business on the Closing Date.

(c) The number of Acquiring Fund Shares (including fractional shares, if any, rounded to the nearest thousandth) issued in exchange for the Target Fund’s Net Assets shall equal the number of Target Fund Common Shares outstanding as of the Closing Date. All Acquiring Fund Shares delivered to the Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d) All computations of value shall be made by the Target Fund’s and the Acquiring Fund’s designated recordkeeping agent using the valuation procedures described in this Section 2.

3.	CLOSING AND CLOSING DATE

3.1. The Reorganization shall close on October 29, 2021, or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern time or the finalization of the Target Fund’s and the Acquiring Fund’s net asset value on the Closing Date of the Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization shall be held in person, by facsimile, email, videoconference or any other communication means as the parties may reasonably agree.

3.2. With respect to the Reorganization:

(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred, presented and delivered by the Target Fund as of the Closing Time or as soon as practicable thereafter to the Acquiring Fund by directing that the Target Fund’s custodian (the “Custodian”) transfer and deliver them from the account of the Target Fund (the “Target Account”) to an account of the Acquiring Fund at the Custodian (the “Acquiring Account”) duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Custodian to transfer and deliver to the Acquiring Account as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be transferred from the Target

Account to the Acquiring Account by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its Custodian, such as brokers’ confirmation slips.

(b) The Target Fund shall direct the Custodian to deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary Taxes (as defined below) in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made. At the Closing, or as soon as practicable thereafter, the Acquiring Fund will cause the Custodian to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall instruct its transfer agent (the “Target Transfer Agent”) to provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(d) The Target Fund shall direct the Target Transfer Agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e) In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Fund or the Target Fund, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impossible or impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1. With respect to the Reorganization, the Target Fund represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is a statutory trust duly organized under the laws of the State of Delaware, validly existing and in good standing and with power under the Target Fund’s amended and restated agreement and declaration of trust and amended and restated bylaws, as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b) The Target Fund is a registered investment company classified as a management company of the closed-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the Target Fund Common Shares under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority, the Financial Industry Regulatory Authority (“FINRA”) or any stock exchange on which Target Fund Common Shares are listed is required for the consummation by the Target Fund of the transaction contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities laws or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transaction contemplated by this Agreement;

(d) Except as disclosed to the Acquiring Fund, the current shareholder reports of the Target Fund, and, to the knowledge of the Target Fund, shareholder reports of the Target Fund used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with, the applicable investment policies and restrictions set forth in the Target Fund’s registration statement and shareholder reports;

(f) Except as otherwise disclosed to and accepted, by or on behalf of the Acquiring Fund, (i) the Target Fund will as of the Closing Time have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances not disclosed and reflected in the value thereof, and (ii) upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to only those restrictions on the full transfer thereof when held by the Acquiring Fund as when they were held by the Target Fund (including, without limitation, such restrictions as might arise under the 1933 Act), free of adverse claims not otherwise disclosed and reflected in the value thereof (including, without limitation, assets that are segregated as collateral for the Target Fund’s derivative positions, including without limitation as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets);

(g) Except as otherwise disclosed to and accepted, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Fund’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound;

(h) Except as set forth on Schedule 4.1(h), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transaction contemplated by this Agreement;

(i) The financial statements of the Target Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm appointed by the Target Fund’s board of trustees. To the knowledge of the Target Fund, such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(k) On the Closing Date, all federal and other material Tax Returns (as defined below) of the Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge: no such Tax Return is currently under audit and no such audit has been threatened by any federal, state, local or foreign Tax authority; no assessment has been asserted or proposed with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes (other than for Taxes not yet due and payable); no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending (in each case other than waivers as a result of extensions of time to file Tax Returns); and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Tax Return that the Target Fund is or may be subject to taxation in that jurisdiction. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax or other like assessment or charge (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(l) The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund has paid or made provision for the payment of any tax liability under Sections 852 or 4982 of the Code for any period ended on before the Closing Date. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;

(m) All issued and outstanding Target Fund Common Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales of the Target Fund Common Shares by the Target Fund have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(n) The Target Fund has all requisite power and authority to enter into this Agreement and to consummate the transaction contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the board of trustees of the Target Fund and, subject to the approval of the Target Fund Shareholders (only with respect to any obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The registration statement filed by the Acquiring Fund on Form N-14, which includes, among other things, a proxy statement of the Target Fund and a prospectus of the Acquiring Fund with respect to the transaction contemplated herein (including the statement of additional information incorporated by reference therein, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholders meeting called to vote on the proposals set forth in the Proxy Statement/Prospectus and on the Closing Date, insofar as it relates to the Target Fund, (i) complied or will comply in all material respects with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder (ii) did not or will not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus, as of its date, at the time of the shareholders meeting called to vote on the proposals set forth therein and on the Closing Date, insofar as it relates to the Target Fund, (i) complied or will comply in all material respects with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement or the Proxy Statement/Prospectus made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement or the Proxy Statement/Prospectus;

(p) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(q) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(r) The Target Fund has no unamortized or unpaid organizational fees or expenses;

(s) The Target Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date of a Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(t) The Target Fund (including the Acquiring Fund as its successor) will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date (including as a result of the transaction contemplated in this Agreement); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date; and

(u) The Target Fund has no actual or potential material liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns except as disclosed on Schedule 4.1(t) with respect to certain state Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the primary purpose of which do not relate to Taxes).

4.2. With respect to the Reorganization, the Acquiring Fund represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is a statutory trust duly organized under the laws of the State of Delaware, validly existing and in good standing and with power under the Acquiring Fund’s agreement and declaration of trust and bylaws to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder;

(b) The Acquiring Fund is a registered investment company classified as a management company of the closed-end type and to be operated as a continuously offered interval fund pursuant to Rule 23c-3 under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act and the registration of Acquiring Fund Shares under the 1933 Act are in full force and effect;

(c) No consent, approval, authorization, or order of any court, governmental authority, or FINRA is required for the consummation by the Acquiring Fund of the transaction contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transaction contemplated by this Agreement;

(d) The N-14 Registration Statement and any other prospectus and/or statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Fund’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Fund is a party or by which it is bound;

(f) Except as set forth on Schedule 4.2(f), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transaction contemplated by this Agreement;

(g) The Acquiring Fund has not yet commenced operations. The Reorganization will be structured as a “shell reorganization” subject to U.S. federal income tax treatment under Section 368(a)(1)(F) of the Code. The Acquiring Fund is, and will be at the time of Closing, a new trust created within the last twelve (12) months, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except nominal shares issued in a private placement to IAI or its affiliate to secure any required initial shareholder approvals;

(h) As of the Closing Date, no federal, state or other Tax Returns of the Acquiring Fund will have been required by law to have been filed, and no Taxes will be due by the Acquiring Fund. As of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and the Acquiring Fund will not have any Tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not be under audit by any federal, state, local or foreign Tax authority and there will have been no Tax assessment asserted with respect to the Acquiring Fund, no levies, liens or other encumbrances on the Acquiring Fund, and no waivers of the time to assess any Taxes;

(i) The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to Tax as a corporation for federal Tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (or will be as of the Closing Date) a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal Tax purposes, (iii) has not filed any income tax return, and intends to elect and qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, (iv) holds and has held no property, other than de minimis assets related to its formation or maintenance of its legal status, and has and has had no Tax attributes, other than attributes related to such de minimis assets, and (v) is (or will be as of the Closing Date), a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no and will have no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(j) The Acquiring Fund has all requisite power and authority to enter into this Agreement and to consummate the transaction contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of the Acquiring Fund, and subject to the approval of the Target Fund Shareholders and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Fund;

(l) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(m) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by IAI or its affiliates; and

(n) As of the effective date of the N-14 Registration Statement, the date of the meeting of Target Fund Shareholders and the Closing Date, the information provided by any Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

4.3. With respect to the Reorganization, the Target Fund and the Acquiring Fund represent and warrant as follows:

(a) For federal income tax purposes, the fair market value of the Acquiring Fund’s shares that each Target Fund Shareholder receives will be approximately equal to the fair market value of the Target Fund Common Shares it actually or constructively surrenders in exchange therefor;

(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

(c) No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(d) Immediately following consummation of the Reorganization: (1) the shareholders of the Acquiring Fund will own all the Acquiring Fund Shares and will own those shares solely by reason of their ownership of the Target Fund Common Shares immediately before the Reorganization; and (2) the Acquiring Fund will hold the same Assets and will be subject to the Liabilities that the Target Fund held or was subject to immediately before the Reorganization (for the avoidance of doubt, not including the Excluded Assets or the Excluded Liabilities).

5.	COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1. With respect to the Reorganization:

(a) The Target Fund will operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b) The parties hereto shall cooperate in preparing, and the Acquiring Fund shall file with the Commission, the N-14 Registration Statement. If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item. The Target Fund agrees to instruct its transfer agent to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the prospectus/proxy statement contained in the N-14 Registration Statement and other documents as are necessary.

(c) The Target Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to seek to obtain the required shareholder approval of the transaction contemplated herein. In the event that the Target Fund does not achieve a quorum or receives insufficient votes from shareholders to approve the proposal, the meeting may be postponed or adjourned as permitted under the Target Fund’s Governing Documents, applicable law and the N-14 Registration Statement in order to permit further solicitation of proxies, for a period of up to 180 days or such longer period as is mutually agreed upon by the parties.

(d) The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than to the Target Fund’s shareholders in accordance with the terms of this Agreement.

(e) The Target Fund will cooperate or will cause its agents to cooperate with the Target Transfer Agent and with the Acquiring Fund in efforts to obtain such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, and will assist the Acquiring Fund and its transfer agent in obtaining copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Fund or its transfer agent.

(f) The Target Fund will provide the Acquiring Fund with FASB ASC 740-10 (formerly FIN 48) work papers and supporting statements pertaining to the Target Fund relating to any taxable years of the Target Fund not closed by the applicable Tax statute of limitations (the “ASC 740-10 Workpapers”). The ASC 740-10 Workpapers shall be provided at least sixty (60) days prior to the Closing Date.

(g) The Target Fund will cause to be prepared and use reasonable efforts to have delivered to the Acquiring Fund prior to the Closing Date within such timeframe as mutually agreed by the parties a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing a statement of Assets and Liabilities of the Target Fund as of the Closing Date, certified by the Treasurer of the Target Fund.

(h) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transaction contemplated by this Agreement.

(i) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of all Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.

(j) The Acquiring Fund and the Target Fund shall each use their best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transaction contemplated by this Agreement.

(k) The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(l) The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to assume the Target Fund’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.

(m) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(n) [Reserved].

(o) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization with the meaning of Section 368(a) of the Code.

(p) At or prior to the Closing, the Target Fund shall have delivered to the Acquiring Fund copies of any legal opinions that have been issued to or for the benefit of the Target Fund and which have continuing relevance.

(q) If reasonably requested by the Acquiring Fund, the Target Fund shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this subsection shall be provided within such timeframes as is mutually agreed by the parties.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1. With respect to the Reorganization, the obligations of the Target Fund to consummate the transaction provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Fund’s waiver, of the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transaction contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Acquiring Fund shall have delivered to the Target Fund as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transaction contemplated by this Agreement;

(c) The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Closing Time;

(d) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is contractually obligated to pay for services provided to the Acquiring Fund from those described in the N-14 Registration Statement;

(e) The Target Fund shall have received from the Target Transfer Agent a certificate stating that it has received from the Acquiring Fund the number of Acquiring Fund Shares equal in value to the net asset value of the Target Fund Common Shares as of the time and date set forth in Section 3; and

(f) The Target Fund shall have received on the Closing Date the opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), counsel to the Acquiring Fund (which may rely on certificates of officers or trustees of the Acquiring Fund), dated as of the Closing Date, covering the following points:

(i) The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Acquiring Fund has the power under its agreement and declaration of trust and bylaws to own all of the Acquiring Fund’s properties and assets and to conduct its business as a registered investment company;

(ii) The Acquiring Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) The Agreement has been duly authorized by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Target Fund, is a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv) The Acquiring Fund Shares to be issued to the Target Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund’s Assets will be fully paid and non-assessable by the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and

(v) The execution and delivery of the Agreement did not, and the consummation of the transaction contemplated hereby will not, result in a violation of the Acquiring Fund’s Governing Documents or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1. With respect to the Reorganization, the obligations of the Acquiring Fund to consummate the transaction provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transaction contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Target Fund shall have delivered to the Acquiring Fund (i) a statement of the Target Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Target Fund, (ii) in electronic form, to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, (iii) the ASC 740-10 Workpapers, and (iv) the Tax Accrual Workpapers and Tax Rate Calculations. The information to be provided under (iii) and (iv) of this subsection shall be provided in accordance with the timing set forth in Section 5.1(g) hereof;

(c) The Target Fund shall have delivered to the Acquiring Fund as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Time;

(d) The Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) and 3.2(d) of this Agreement, respectively, and the Treasurer of the Target Fund shall have delivered the certificate contemplated by Section 5.1(g) of this Agreement, each duly executed by an authorized officer of the Custodian, an authorized officer of the Target Transfer Agent or the Treasurer of the Target Fund, as applicable;

(e) The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund, on or before the Closing Time;

(f) The Target Fund’s agreements with each of its service providers shall have terminated on or prior to the Closing Date with respect to the Target Fund in compliance with their termination provisions without being subject to a contractual penalty;

(g) Unless the Target Fund has been notified by the Acquiring Fund (with such notice being delivered with sufficient time to permit the Target Fund to comply with this Section 7.1(g)) that the opinion delivered pursuant to Section 8.6 will not state that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code and the Target Fund and the Acquiring Fund do not otherwise determine that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Target Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (A) all of Target Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Closing Date and all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date, (B) all of Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and all of any such net capital gain recognized in the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date (in each case after reduction for any capital loss carryover), and (C) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year;

(h) The Target Fund shall have duly executed and delivered to the Acquiring Fund such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Fund may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;

(i) The Acquiring Fund shall have received at the Closing: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the Custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received; (iii) a certificate of an authorized officer of the Target Transfer Agent confirming that the transfer agent has delivered its records containing the names and addresses of the record holders of the Target Fund’s shares and the number and percentage (to four decimal places) of ownership of the Target Fund owned by each such holder as of the Closing Date; and (iv) the Tax books and records of the Target Fund, including but not limited to, for purposes of preparing any Tax Returns required by law to be filed after the Closing Date;

(j) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement; and

(k) The Acquiring Fund shall have received on the Closing Date an opinion of Stradley Ronon, counsel to the Target Fund (which may rely on certificates of officers or trustees of the Target Fund), dated as of the Closing Date, covering the following points:

(i) The Target Fund is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power under its Governing Documents to own all of Target Fund’s properties and assets, and to conduct its business as a registered investment company;

(ii) The Target Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) The Agreement has been duly authorized by the Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, is a valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and

(iv) The execution and delivery of the Agreement did not, and the consummation of the transaction contemplated hereby will not, result in a violation of the Target Fund’s Governing Documents or a breach or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Fund or Target Fund, respectively, shall, at its option, not be required to consummate the transaction contemplated by this Agreement:

8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding Target Fund Common Shares in accordance with the provisions of the Target Fund’s Governing Documents, applicable law of the State of Delaware, and the 1940 Act, and certified copies of the voting record from the proxy solicitor evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2. This Agreement and transaction contemplated herein shall have been approved by the board of trustees of the Target Fund and the board of trustees of the Acquiring Fund and each party shall have delivered to the other party a copy of the resolutions approving this Agreement and the transaction contemplated in connection herewith adopted by such party’s board of trustees, certified by the secretary or equivalent officer. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2;

8.3. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Fund’s or the Acquiring Fund’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein;

8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.5. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.6. The Target Fund and the Acquiring Fund shall have received on or before the Closing Date an opinion of Stradley Ronon in form and substance reasonably acceptable to the Target Fund and the Acquiring Fund, as to the matters set forth on Schedule 8.6. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Fund, the Acquiring Fund and others, and the officers of the Target Fund and the Acquiring Fund shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Acquiring Fund agrees that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.6.

9.	BROKERAGE FEES AND EXPENSES

9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transaction provided for herein.

9.2. The Target Fund will bear all of the expenses of the Target Fund and Acquiring Fund relating to the Reorganization, whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, terminating any existing agreements or contracts to which the Target Fund is a party (including any penalties payable in connection with such termination), organizing the Acquiring Fund, preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, expenses of holding shareholders’ meetings, and other related administrative or operational costs (including, for example, brokerage commissions; transfer fees, taxes and stamps; exchange fees; and securities registration fees).

10.	INDEMNIFICATION

10.1. With respect to the Reorganization, the Acquiring Fund agrees to indemnify and hold harmless the Target Fund and each of the Target Fund’s officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Fund or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

10.2. With respect to the Reorganization, the Target Fund agrees to indemnify and hold harmless the applicable Acquiring Fund and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Fund or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

11.1. Except as described in Section 9.2, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

In addition, this Agreement may be terminated and the transaction contemplated hereby may be abandoned with respect to the Reorganization at any time prior to the Closing Date by: (i) mutual agreement of the parties; (ii) either the Acquiring Fund or the Target Fund if the Closing shall not have occurred on or before December 31, 2021; unless such date is extended by mutual agreement of the Acquiring Fund and the Target Fund; or (iii) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 12, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following the meeting of the Target Fund Shareholders called pursuant to Section 5.1(c) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Section 9.2 hereof, shall bind only the property of the applicable Target Fund or the Acquiring Fund as provided in the Governing Documents of the Target Fund or the Acquiring Fund, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

Invesco Dynamic Credit Opportunities Fund		Invesco Dynamic Credit Opportunity Fund

By:	/s/ Jeffrey H. Kupor	By:	/s/ Jeffrey H. Kupor
	Name: Jeffrey H. Kupor		Name: Jeffrey H. Kupor
	Title: Senior Vice President, Chief Legal Officer & Secretary		Title: Senior Vice President, Chief Legal Officer & Secretary

Invesco Advisers, Inc., solely with respect to Sections 1.1(c), 5.1(a), 12, 13, 14.1, 14.2, 14.3, and 14.6

By:	/s/ Jeffrey H. Kupor
Name: Jeffrey H. Kupor
Title: Senior Vice President & Secretary

Schedule 1.1(b)

Excluded Assets

None

Schedule 1.1(c)

Excluded Liabilities

All liabilities relating to the Trust’s variable rate demand preferred shares

Schedule 4.1(h)

Target Fund Litigation, Administrative Proceedings and Investigations

None

Schedule 4.1(q)

Target Fund consolidated, combined or unitary state Tax Returns

None

Schedule 4.2(f)

Acquiring Fund Litigation, Administrative Proceedings and Investigations

None

Schedule 8.6

Tax Opinions

With respect to the Reorganization:

(i) The acquisition by the Acquiring Fund of all of the Assets of the Target Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to, and assumption of its Liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for the assumption of the Liabilities of the Target Fund and issuance of the Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

(iv) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code.

(v) The tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi) The holding periods of the Assets of the Target Fund received by the Acquiring Fund will include the periods during which such Assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

(vii) No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of all of their Target Fund Common Shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

(viii) The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of Target Fund Common Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix) The holding period of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the holding period of the Target Fund Common Shares exchanged therefor, provided that the shareholder held Target Fund Common Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x) For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the Income Tax Regulations, the items of Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Income Tax Regulations promulgated thereunder.

This opinion does not address the tax consequences of the Reorganization to contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

EXHIBIT B

OWNERSHIP OF FUND SHARES AND FUND AFFILIATES

Ownership of Target Fund Shares. As of the June 7, 2021 Record Date, to the Target Fund’s knowledge and as reflected in disclosure publicly filed with the SEC, the following record owners of Common Shares of the Target Fund held, directly or beneficially, more than 5% of the voting securities of a class of securities of the Target Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder is identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Target Fund and has voting and/or investment power, the shareholder may be presumed to control the Target Fund.

Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding as of Record Date
COMMON	THE BANK OF NEW YORK MELLON* 525 WILLIAM PENN PLACE SUITE 153-0400 PITTSBURGH, PA 15259	5,805,602	9.22%

COMMON	CHARLES SCHWAB & CO., INC.* 2423 E LINCOLN DRIVE PHOENIX, AZ 85016-1215	3,160,783	5.02%

COMMON	NATIONAL FINANCIAL SERVICES* 200 LIBERTY STREET NEW YORK, NY 10281	6,595,074	10.47%

COMMON	MORGAN STANLEY SMITH BARNEY LLC 1585 BROADWAY NEW YORK, NY 10036	10,225,111	16.24%

COMMON	TD PRIME SERVICES* ONE VANDERBILT AVENUE NEW YORK, NEW YORK 10017	3,480,036	5.53%

COMMON	SABA CAPITAL MANAGEMENT, L.P. 405 LEXINGTON AVENUE, 58TH FLOOR NEW YORK, NY 10174	10,133,418	16.09%

COMMON	FIRST TRUST PORTFOLIOS L.P., FIRST TRUST ADVISORS L.P., THE CHARGER CORPORATION 120 EAST LIBERTY DRIVE SUITE 400 WHEATON, IL 60187	3,635,729	5.77%

*	Shares held “of record” only.

As of June 7, 2021, all Trustees and officers of the Target Fund, as a group, owned beneficially (as that term is defined in Section 13(d) of the Exchange Act) less than 1% of the outstanding shares of the Target Fund.

Ownership of the Acquiring Fund Shares. Because the Acquiring Fund has not yet commenced operations, as of the date of this Proxy Statement/Prospectus, no person owned of record or beneficially any outstanding shares of the Acquiring Fund.

Ownership of Fund Affiliates. As of June 7, 2021, none of the Independent Trustees nominated for election or their immediate family members owned any securities of the investment adviser or principal underwriter of the Target Fund, or a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Target Fund. In addition, no Independent Trustee purchased or sold any securities of the investment adviser or its affiliates during the past fiscal year.

B-1

EXHIBIT C

INFORMATION REGARDING THE TARGET FUND’S TRUSTEES

The business and affairs of the Target are managed under the direction of the Board. The tables below list the incumbent Trustees and nominees for Trustee (names of nominees standing for election have been bolded), their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the Record Date. Trustees of the Target Fund generally serve three-year terms or until their successors are duly elected and qualified or his or her earlier death, incapacitation, resignation, retirement or removal. The address of each Trustee is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years

Interested Trustee:

Martin L. Flanagan(1) — 1960 Trustee and Vice Chair	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			184	None

Independent Trustees

Christopher L. Wilson — 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	184	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (nonprofit organization managing regional electricity market)

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years

Beth Ann Brown — 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	184	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields — 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	184	Member, Board of Directors of Baylor College of Medicine

Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	184	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization); Eisenhower Foundation (non-profit)

Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School —Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	184	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche	184	Trustee of the University of Florida National Board Foundation; Member

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years
		LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the SEC and various positions with the Division of Investment Management – Office of Regulatory Policy of the SEC; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds		of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	184	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis — 1950 Trustee	2014	Retired. Formerly: Co-Founder & Partner of Quantalytics Research, LLC (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	184	None

Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			184	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years

Teresa M. Ressel — 1962 Trustee	2017

Non-executive director and trustee of a number of public and private business corporations

Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC (investment banking); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, US Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)

			184	Elucida Oncology (nanotechnology & medical particles company)

Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP and Andrews & Kurth LLP	184	Director and Audit Committee Member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Holdsworth Center, Good Reason Houston, (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership

Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	184	None

Daniel S. Vandivort — 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	184	None

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During Past 5 Years

James D. Vaughn — 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	184	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

(1)

Mr. Flanagan is considered an interested person (within the meaning of the Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Adviser, and an officer and a director of Invesco Ltd., the ultimate parent of the Adviser.

EXHIBIT D

BOARD LEADERSHIP STRUCTURE, ROLE IN RISK OVERSIGHT, AND COMMITTEES AND

MEETINGS OF THE TARGET FUND

Board Leadership Structure

The Target Fund Board is currently composed of fifteen Trustees, including fourteen Trustees who are not “interested persons” of the Target Fund, as that term is defined in the 1940 Act (collectively, the “Independent Trustees” and each, an “Independent Trustee”). In addition to eight regularly scheduled meetings per year, the Target Fund Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Target Fund Board has established four standing committees – the Audit Committee, the Compliance Committee, the Governance Committee and the Investments Committee (the “Committees”), to assist the Target Fund Board in performing its oversight responsibilities.

The Target Fund Board has appointed an Independent Trustee to serve in the role of Chair. The Chair’s primary role is to preside at meetings of the Target Fund Board and act as a liaison with the Adviser and other service providers, officers (including the Senior Officer of the Target Fund), attorneys and other Trustees between meetings. The Chair also participates in the preparation of the agenda for the meetings of the Target Fund Board, is active with mutual fund industry organizations, and may perform such other functions as may be requested by the Target Fund Board from time to time. Except for any duties specified pursuant to the Target Fund’s Declaration of Trust or Bylaws, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Target Fund Board generally.

The Target Fund Board believes that its leadership structure, including having an Independent Trustee as Chair, allows for effective communication between the Trustees and management, among the Trustees and among the Independent Trustees. The existing Board structure, including its committee structure as discussed below, provides the Independent Trustees with effective control over Board governance while also allowing them to receive and benefit from insight from the interested Trustee who is an active officer of the Target Fund’s investment adviser. The Target Fund Board’s leadership structure promotes dialogue and debate, which the Target Fund Board believes allows for the proper consideration of matters deemed important to the Target Fund and its shareholders and results in effective decision-making.

Board Role in Risk Oversight

The Target Fund Board considers risk management issues as part of its general oversight responsibilities throughout the year at its regular meetings and at regular meetings of its Committees. Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Target Fund Board as a whole or the Committees also receive special written reports or presentations on a variety of risk issues at the request of the Target Fund Board, a Committee or the Senior Officer.

The Audit Committee is apprised by, and discusses with, management its policies on risk assessment and risk management. Such discussion includes a discussion of the guidelines governing the process by which risks are assessed and managed and an identification of the Target Fund’s major financial risk exposures. In addition, the Audit Committee meets regularly with representatives of Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within Invesco that affect the Target Fund. The Audit Committee also oversees the valuation of the Target Fund’s portfolio securities and receives reports from management regarding the valuation of the Target Fund’s portfolio securities as consistent with the Target Fund’s Pricing Procedures.

The Compliance Committee receives regular compliance reports prepared by Invesco’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. The Compliance Committee has recommended and the Target Fund Board has adopted compliance policies and procedures for the Target Fund and for the Target Fund’s service providers. The compliance policies and procedures are designed to detect, prevent and correct violations of the federal securities laws.

The Governance Committee monitors the composition of the Target Fund Board and each of its Committees and monitors the qualifications of the Trustees to ensure adherence to certain governance undertakings applicable to the Target Fund. In addition, the Governance Committee oversees an annual self-assessment of the Target Fund Board and addresses governance risks, including insurance and fidelity bond matters, for the Target Fund.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Invesco Funds. In addition, Invesco’s Chief Investment Officers and the portfolio managers of the Target Fund meet regularly with the Investments Committee or its sub-committees to discuss portfolio performance, including investment risk, such as the impact on the Target Fund of investments in particular types of securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Target Fund Board generally is consulted in advance with respect to such change.

Board Committees and Meetings

The standing committees of the Target Fund Board are the Audit Committee, the Compliance Committee, the Governance Committee, and the Investments Committee (the “Committees”).

Audit Committee. The members of the Audit Committee are Messrs. LaCava (Chair), Troccoli, Vaughn (Vice Chair), Wilson, Dr. Jones, and Mss. Hostetler and Stern. The Audit Committee performs a number of functions with respect to the oversight of the Target Fund’s accounting and financial reporting, including: (i) assisting the Target Fund Board with its oversight of the qualifications, independence and performance of the independent registered public accountants; (ii) appointing independent registered public accountants for the Target Fund; (iii) to the extent required, pre-approving certain audit and permissible non-audit services; (iv) overseeing the financial reporting process for the Target Fund; (v) assisting the Target Fund Board with its oversight of the integrity of the Target Fund’s financial statements and compliance with legal and regulatory requirements that relate to the Target Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (vi) pre-approving engagements for non-audit services to be provided by the Target Fund’s independent auditors to the Target Fund’s investment adviser or to any of its affiliates; and (vii) overseeing the valuation of the Target Fund’s portfolio securities. During the fiscal year ended February 28, 2021, the Audit Committee held four meetings. The Audit Committee’s charter is available at www.invesco.com/us. Four members of the Audit Committee have been determined by the Board to be “audit committee financial experts” as defined by the SEC. Each such audit committee financial expert is an Independent Trustee.

Compliance Committee. The members of the Compliance Committee are Messrs. Fields, Motley and Vandivort, and Mss. Brown, Krentzman (Chair), and Ressel (Vice Chair) and Dr. Mathai-Davis. The Compliance Committee performs a number of functions with respect to compliance matters, including: (i) reviewing and making recommendations concerning the qualifications, performance and compensation of the Target Fund’s Chief Compliance Officer; (ii) reviewing recommendations and reports made by the Chief Compliance Officer or Senior Officer of the Target Fund regarding compliance matters; (iii) overseeing compliance policies and procedures of the Target Fund and its service providers; (iv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the Chief Compliance Officer, or the Senior Officer; (v) reviewing reports prepared by a third party’s compliance review of Invesco; (vi) if requested by the Target Fund Board, overseeing risk management with respect to the Target Fund, including receiving and overseeing risk management reports from Invesco that are applicable to the Target Fund and its service providers; and (vii) reviewing reports by Invesco on correspondence with regulators or governmental agencies with respect to the Target Fund and recommending to the Target Fund Board what action, if any, should be taken by the Target Fund in light of such reports. During the fiscal year ended February 28, 2021, the Compliance Committee held four meetings.

Governance Committee. The members of the Governance Committee are Messrs. Fields (Chair), LaCava, Vandivort and Wilson, Ms. Stern (Vice Chair and Chair Designate) and Drs. Jones and Mathai-Davis. During the fiscal year ended February 28, 2021, the Governance Committee held six meetings. The Governance Committee’s charter is available at www.invesco.com/us.

The Governance Committee performs a number of functions with respect to governance, including: (i) nominating persons to serve as Independent Trustees and as members of each Committee, and nominating the Chair of the Target Fund Board and the Chair and Vice Chair of each Committee; (ii) reviewing and making recommendations to the full Board regarding the size and composition of the Target Fund Board and the compensation payable to the Independent Trustees; (iii) overseeing the annual evaluation of the performance of the Target Fund Board and its Committees; (iv) considering and overseeing the selection of independent legal counsel to the Independent Trustees; (v) reviewing and approving the compensation paid to the Senior Officer; (vi) reviewing administrative and/or logistical matters pertaining to the operations of the Target Fund Board; and (vii) reviewing annually recommendations from Invesco Advisers regarding amounts and coverage of primary and excess directors and officers/errors and omissions liability insurance and allocation of premiums.

When the Target Fund Board has or expects to have a vacancy, the Governance Committee receives and reviews information on individuals qualified to be recommended to the full Target Fund Board as nominees for election as Trustees. The Governance Committee considers candidates identified by members of the Governance Committee, the full Target Fund Board and management, as well as any recommendations by shareholders (as described below), as part of this process. At times, the Governance Committee may use a third party search firm to assist with the identification of qualified candidates.

The Governance Committee will consider nominees recommended by a shareholder in accordance with the Target Fund’s governing instruments to serve as trustees, provided: (i) that such submitting shareholder is a shareholder of record, with proof of such ownership or holding reasonably satisfactory to the Funds to be provided by such record owner or nominee holder, at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Target Fund Board, as applicable, shall make the final determination of persons to be nominated.

While the Governance Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific qualities or skills that are necessary, in considering a candidate’s qualifications, the Governance Committee may consider, among other things: (1) whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a trustee of the Target Fund; (2) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a trustee; (3) whether the person can make a positive contribution to the Target Fund Board and the Target Fund, with consideration being given to the person’s specific experience, education, qualifications and other skills; and (4) whether the person is of good character and high integrity, and whether the person has other desirable personality traits, including independence, leadership and the ability to work with other Target Fund Board members. The Governance Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Target Fund Board.

Under the Target Fund’s governing instruments, nominees must meet certain additional qualifications to qualify for nomination and service as a Trustee. Nominees may be disqualified if they engaged in disabling conduct outlined in the Target Fund’s Declaration of Trust. Nominees that are associated with other investment vehicles and investment advisers may not be eligible for nomination and service as a Trustee if the Target Fund Board finds that such associations have conflicts of interest with the long-term best interests of the Target Fund, impede the ability of the nominee to perform, or impede the free-flow of information from management. Nominees that are acting in concert with control persons of other investment companies that are in violation of Section 12(d)(1) of the 1940 Act will be disqualified from nomination and service as a Trustee. Notice procedures set forth in the Target Fund’s Bylaws require that any shareholder of the Target Fund desiring to nominate a trustee for election at an annual shareholder meeting must deliver to the Target Fund’s Secretary notice of the shareholder’s intent to nominate in writing not less than ninety (90) nor more than one hundred twenty (120) days prior to the first anniversary date of the annual meeting for the preceding year.

Investments Committee. The members of the Investments Committee are Messrs. Fields, Flanagan, LaCava, Motley, Troccoli, Vandivort (Vice Chair), Vaughn and Wilson, Mss. Brown, Hostetler (Chair), Krentzman, Ressel (Vice Chair) and Stern (Vice Chair) and Drs. Jones and Mathai-Davis. The Investments Committee’s primary purposes are to assist the Target Fund Board in its oversight of the investment management services provided by Invesco and the Sub-Advisers and to periodically review Target Fund performance information, information regarding the Target Fund’s trading practices and such other reports pertaining to portfolio securities transactions and information regarding the investment personnel and other resources devoted to the management of the Target Fund and make recommendations to the Target Fund Board, when applicable. During the fiscal year ended February 28, 2021, the Investments Committee held five meetings.

The Investments Committee has established three Sub-Committees and delegated to the Sub-Committees responsibility for, among other matters: (i) reviewing the performance of the Target Fund and other Invesco Fund that have been assigned to a particular Sub-Committee (for each Sub-Committee, the “Designated Funds”), except to the extent the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies, performance and risks and other investment-related matters of the Designated Funds; and (iii) being generally familiar with the investment objectives and principal investment strategies of the Designated Funds as stated in each Designated Funds’ prospectus and with the management’s discussion of fund performance section of the Designated Funds’ periodic shareholder report.

Trustees are encouraged to attend shareholder meetings, but the Target Fund Board has no set policy requiring Board member attendance at meetings. During the Target Fund’s last fiscal year, each of the Trustees during the period such Trustee served as a Trustee attended at least 75% of the meetings of the Target Fund Board and all committee meetings thereof of which such Trustee was a member.

EXHIBIT E

REMUNERATION AND FUND SHARE HOLDINGS OF THE TARGET FUND’S AND ACQUIRING FUND’S TRUSTEES

Each Trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee that consists of an annual retainer component and a meeting fee component. The Chair of the Target Fund Board and Chair of each Committee (defined below) and Sub-Committee receive additional compensation for their services.

Pre-Amendment Retirement Plan for Trustees

The Trustees have adopted a Retirement Plan for the Trustees who are not affiliated with the Adviser. A description of the pre-amendment Retirement Plan follows. Annual retirement benefits are available from the Target Fund and/or the other Invesco Funds for which a Trustee serves (each, a “Covered Fund”), for each Trustee who is not an employee or officer of the Adviser, who either (a) became a Trustee prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund, or (b) was a member of the Board of Trustees of a Van Kampen Fund immediately prior to June 1, 2010 (“Former Van Kampen Trustee”), and has at least one year of credited service as a Trustee of a Covered Fund after June 1, 2010.

For Trustees other than Former Van Kampen Trustees, effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee must have attained the age of 65 (60 in the event of disability) to receive any retirement benefit. A Trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

If the Former Van Kampen Trustee completes at least 10 years of credited service after June 1, 2010, the retirement benefit will equal 75% of the Former Van Kampen Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and such Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for 10 years beginning after the later of the Former Van Kampen Trustee’s termination of service or attainment of age 72 (or age 60 in the event of disability or immediately in the event of death). If a Former Van Kampen Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary or, if the Trustee has elected, in a discounted lump sum payment.

If the Former Van Kampen Trustee completes less than 10 years of credited service after June 1, 2010, the retirement benefit will be payable at the applicable time described in the preceding paragraph, but will be paid in two components successively. For the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the first component of the annual retirement benefit will equal 75% of the compensation amount described in the preceding paragraph. Thereafter, for the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the second component of the annual retirement benefit will equal the excess of (x) 75% of the compensation amount described in the preceding paragraph, over (y) $68,041 plus an interest factor of 4% per year compounded annually measured from June 1, 2010 through the first day of each year for which payments under this second component are to be made. In no event, however, will the retirement benefits under the two components be made for a period of time greater than 10 years. For example, if the Former Van Kampen Trustee completes 7 years of credited service after June 1, 2010, he or she will receive 7 years of payments under the first component and thereafter 3 years of payments under the second component, and if the Former Van Kampen Trustee completes 4 years of credited service after June 1, 2010, he or she will receive 4 years of payments under the first component and thereafter 4 years of payments under the second component.

Amendment of Retirement Plan and Conversion to Defined Contribution Plan

The Trustees approved an amendment to the Retirement Plan to convert it to a defined contribution plan for active Trustees (the “Amended Plan”). Under the Amended Plan, the benefit amount was amended for each active Trustee to the

E-1

present value of the Trustee’s existing retirement plan benefit as of December 31, 2013 (the “Existing Plan Benefit”) plus the present value of retirement benefits expected to be earned under the Retirement Plan through the end of the calendar year in which the Trustee attained age 75 (the “Expected Future Benefit” and, together with the Existing Plan Benefit, the “Accrued Benefit”). On the conversion date, the Covered Funds established bookkeeping accounts in the amount of their pro rata share of the Accrued Benefit, which is deemed to be invested in one or more Invesco Funds selected by the participating Trustees. Such accounts will be adjusted from time to time to reflect deemed investment earnings and losses. Each Trustee’s Accrued Benefit is not funded and, with respect to the payments of amounts held in the accounts, the participating Trustees have the status of unsecured creditors of the Covered Funds. Trustees will be paid the adjusted account balance under the Amended Plan in quarterly installments for the same period as described above.

Deferred Compensation Agreements

Four retired Trustees, as well as Messrs. LaCava, Motley, Troccoli, Vandivort, Vaughn and Wilson, Mss. Hostetler and Stern and Drs. Jones and Mathai-Davis (for purposes of this paragraph only, the “Deferring Trustees”) have each executed a Deferred Compensation Agreement (collectively, the “Compensation Agreements”). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Target Fund, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees.

Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Target Fund and of each other Invesco Fund from which they are deferring compensation.

Set forth below is information regarding compensation paid or accrued for each Trustee who was not affiliated with the Adviser during the calendar year ended December 31, 2020, unless otherwise noted. The term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised by the Adviser.

Name of Trustee	Aggregate Compensation from the Target Fund(1)	Estimated Annual Benefits from Invesco Fund Complex Upon Retirement(2)	Total Compensation from Invesco Fund Complex(3)
Independent Trustees(4)
Beth Ann Brown	$1,327	$—	$401,978
Jack M. Fields	1,385	205,000	426,970
Cynthia Hostetler	1,383	—	436,324
Eli Jones	1,285	—	396,978
Elizabeth Krentzman	1,379	—	424,478
Anthony J. LaCava, Jr.	1,484	—	474,776
Prema Mathai-Davis	1,359	205,000	426,970
Joel W. Motley	1,276	—	391,978
Teresa M. Ressel	1,337	—	421,328
Ann Barnett Stern	1,342	—	414,178
Robert C. Troccoli	1,335	—	425,228
Daniel S. Vandivort	1,328	—	405,578
James D. Vaughn	1,292	—	412,728
Christopher L. Wilson	1,759	—	500,578

(1)

Amounts shown are based on the fiscal year ended February 28, 2021. The total amount of compensation deferred by all Trustees of the Target Fund during the fiscal year ended February 28, 2021, including earnings, was $5,250.

(2)

These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each Trustee serves until his or her normal retirement date. These amounts are not adjusted to reflect deemed investment appreciation or depreciation.

(3)

These amounts represent the compensation paid from all Invesco Funds to the individuals who serve as trustees. All Trustees currently serve as Trustee of 32 registered investment companies advised by the Adviser.

(4)	On December 31, 2020, Mr. David Arch & Mr. Bruce Crockett retired. During the fiscal year ended February 28, 2021, compensation from the Trust for both Messrs. Arch and Crockett was $2,744.

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EXHIBIT F

TRUSTEE OWNERSHIP OF TARGET FUND AND ACQUIRING FUND SHARES

The table below indicates the aggregate dollar range of equity securities of the Target Fund and of all funds in the Invesco Fund Complex owned by each Trustee as of the calendar year ended December 31, 2020.

	Target Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee or Nominee in the Invesco Fund Complex
Interested Trustee
Flanagan	None	Over $100,000
Independent Trustees
Brown	None	Over $100,000
Fields	None	Over $100,000
Hostetler	None	Over $100,000(1)
Jones	None	Over $100,000(1)
Krentzman	None	Over $100,000
LaCava	None	None(1)
Mathai-Davis	None	Over $100,000(1)
Motley	None	Over $100,000(1)
Ressel	None	Over $100,000
Stern	None	Over $100,000(1)
Troccoli	None	Over $100,000(1)
Vandivort	None	Over $100,000(1)
Vaughn	None	Over $100,000(1)
Wilson	None	Over $100,000(1)

(1)

Includes the total amount of compensation deferred by the Trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the funds in the Invesco Funds.

The Acquiring Fund is a newly created shell Fund. Accordingly, as of the date of this Proxy Statement/Prospectus, no Trustee/Nominee owned shares of the Acquiring Fund.

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EXHIBIT G

EXECUTIVE OFFICERS OF THE TARGET FUND AND THE ACQUIRING FUND

The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds’ officers (with the exception of Russell C. Burk and Todd F. Kuehl) do not receive compensation from the Funds. The Funds’ officers may also be officers or employees of the Adviser or officers of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
Sheri Morris — 1964 President and Principal Executive Officer	Target Fund: 2010 Acquiring Fund: 2021

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958 Senior Vice President and Senior Officer	Target Fund: 2014 Acquiring Fund: 2021	Senior Vice President and Senior Officer, The Invesco Funds

Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	Target Fund: 2018 Acquiring Fund: 2021

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal,

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	Target Fund: 2019 Acquiring Fund: 2021

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management).

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC.

John M. Zerr — 1962 Senior Vice President	Target Fund: 2010 Acquiring Fund: 2021

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; President, Trimark Investments Ltd./Placements Trimark Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey — 1962 Senior Vice President	Target Fund: 2012 Acquiring Fund: 2021

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

Adrien Deberghes — 1967 Principal Financial Officer, Treasurer and Vice President	Target Fund: 2020 Acquiring Fund: 2021

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	Target Fund: 2013 Acquiring Fund: 2021	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

Todd F. Kuehl — 1969 Chief Compliance Officer and Senior Vice President	Target Fund: 2020 Acquiring Fund: 2021	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group, a registered investment adviser

Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	Target Fund: 2020 Acquiring Fund: 2021

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

EXHIBIT H

INFORMATION REGARDING THE AUDITOR AND AUDIT FEES

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP (“PwC”) has been selected as the Target Fund’s independent registered public accounting firm by the Audit Committee and ratified by unanimous approval of the Target Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Target Fund for and during the fiscal year ending February 28, 2021. The Target Fund does not know of any direct or indirect financial interest of PwC in the Target Fund.

It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

In accordance with the adopted pre-approval policies and procedures (included in Exhibit I to this Proxy Statement/Prospectus), the Audit Committee has preapproved all audit and non-audit services provided to the Target Fund by its independent registered public accounting firm. Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Target Fund constitutes not more than 5% of the total amount of revenues paid by the Target Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Target Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

The Audit Committee of the Target Fund reviewed and discussed the last audited financial statements of the Target Fund with management and with PwC. In the course of its discussions, the Audit Committee discussed with PwC any relevant matters required to be discussed under Statement on Auditing Standards No. 1301 (Communications with Audit Committees). Based on this review, the Audit Committee recommended to the Board of the Target Fund that that Target Fund’s audited financial statements be included in the Target Fund’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC.

As disclosed above, the members of the Audit Committee are Messrs. LaCava (Chair), Troccoli and Vaughn (Vice Chair), Wilson, Dr. Jones and Mss. Hostetler and Stern.

Audit, Audit-Related, Tax and Other Fees

For the Target Fund’s two most recently completed fiscal years, the aggregate fees billed to the Target Fund by PwC for professional services rendered for (i) the audit of the Target Fund’s annual financial statements; (ii) professional services rendered for audit-related services (which include assurance and related services by PwC that are reasonably related to the performance of the audit of a Fund); (iii) tax compliance, tax advice, and tax planning services and (iv) professional services rendered for all other services are set forth below. All of the audit services, audit-related services, tax and other services for the fiscal years ended February 28, 2021 and February 29, 2020 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Fees Billed for Services Rendered to the Target Fund for Fiscal Year Ended February 28, 2021 and February 29, 2020

		Non-Audit Fees
Fiscal Year	Audit Fees	Audit- Related Fees	Tax Fees(1)	All Other Fees	Total Non-Audit Fees	Total Fees
2/28/21	$103,075	$0	$31,398	$0	$31,398	$134,473
2/29/20	119,861	0	27,852	0	27,852	147,713

(1)

Tax Fees for the fiscal year end February 28, 2021 and February 29, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Covered Entities

For the Target Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Target Fund (the “Covered Entities”) are set forth below. The Audit Committee is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations of financial reporting of the Target Fund. The Audit Committee also has considered whether the provision of non-audit services, if any, performed by PwC to the Target Fund and Covered Entities is compatible with maintaining PwC’s independence in performing audit services.

H-1

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	0	0
All Other Fees	0	0

Total Fees	$701,000	$690,000

(1)	Audit-Related fees for the years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,219,000 for the fiscal year ended February 28, 2021 and $4,089,000 for the fiscal year ended February 29, 2020 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee.

In total, PwC billed the Target Fund, Invesco and Invesco Affiliates aggregate non-audit fees of $6,951,398 for the fiscal year ended February 28, 2021 and $4,806,852 for the fiscal year ended February 29, 2020.

PwC provided audit services to the Investment Company complex of approximately $32 million.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

H-2

EXHIBIT I

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a. Audit Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related

[1]	Applicable Rules include, for example, NYSE rules applicable to closed-end funds managed by Invesco and listed on the NYSE.

services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b. Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c. Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement.”

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the

Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

APPENDIX I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

CEVTA-PROXY-1

Part B

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 21, 2021

INVESCO DYNAMIC CREDIT OPPORTUNITY FUND

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

1-800-959-4246

Registration Statement on Form N-14 Filed by the Invesco Dynamic Credit Opportunity Fund (the “Acquiring Fund”)

Relating to the September 3, 2021 Annual Meeting of Shareholders of the Invesco Dynamic Credit Opportunities Fund (the “Target Fund”) (NYSE: VTA)

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus for the Acquiring Fund dated July 21, 2021 (the Proxy Statement/Prospectus”) relating specifically to the Annual Meeting of Shareholders of the Target Fund to be held on September 3, 2021. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by calling (800) 959-4246.

Table of Contents

Page
General Information	2
Incorporation by Reference	2

General Information

This SAI relates specifically to the proposed reorganization of the Target Fund into the Acquiring Fund. In connection with the annual meeting of shareholders of the Target Fund to be held on September 3, 2021 (the “Meeting”), shareholders of the Target Fund will be asked to approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for: (a) the transfer of the assets to and assumption of the liabilities of the Target Fund by the newly established Acquiring Fund in exchange for Class AX shares of the Acquiring Fund (“Acquiring Fund Shares”); (b) the distribution of such Acquiring Fund Shares to the holders of the common shares of the Target Fund (“Target Fund Common Shares”) pro rata based on the net asset value (“NAV”) of the Target Fund Common Shares held by each such Target Fund shareholder in complete liquidation of the Target Fund and (c) the cancellation of the outstanding Target Fund Common Shares (the “Reorganization”). Further information regarding the proposed Reorganization is included in the Proxy Statement/Prospectus relating to the Meeting and in the documents, listed below, that are incorporated by reference into this SAI.

Incorporation of Documents by Reference into the Statement of Additional Information

Further information about the Acquiring Fund is contained in the Acquiring Fund’s Statement of Additional Information dated July 20, 2021, which is incorporated herein by reference only insofar as it relates to the Acquiring Fund. No other parts are incorporated by reference herein. Because the Acquiring Fund was newly created for purposes of the Reorganization, the Acquiring Fund has not yet published an annual or semi-annual report to shareholders. The Acquiring Fund will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund. Additionally, there are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

A table showing the fees and expenses of the Acquiring Fund and Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Summary of Key Information- How Do The Funds’ Expenses Compare?” of the Proxy Statement/Prospectus.

The Reorganization is not expected to result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Accordingly, a schedule of investments of the Target Fund modified to reflect such change is not included.

Additionally, there are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

2

1.	Statement of Additional Information dated July 20, 2021, for the Acquiring Fund (filed via EDGAR on July 20, 2021, Accession No. 0001137439-21-000659); and

2.

The audited financial statements and related report of the independent public accounting firm included in the Annual Report to Shareholders of Target Fund for the fiscal year ended February 28, 2021 (filed via EDGAR on May 5, 2021, Accession No. 0001193125-21-154375).

3

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS:    Please detach at perforation before mailing. INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND (the “Fund’) PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 3, 2021 The undersigned, revoking prior proxies, hereby appoints Andrew Schlossberg, Jeffrey H. Kupor, Sheri S. Morris, Melanie Ringold, Adrienne Ruffle, and Elizabeth Nelson, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Annual Meeting of Shareholders of the Fund to be held via virtual meeting on September 3, 2021 at 9:30 a.m. Central Time, or at any adjournment or postponement thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement/Prospectus, which have been received by the undersigned. To access the virtual meeting, enter the following Virtual Shareholder. To access the virtual meeting, enter the following Virtual Shareholder Meeting link, meetings.computershare.com/M6VVRG2 on September 3, 2021, prior to 9:30 a.m., Central Time, and enter the 14-digit control number from the shaded box. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to Meeting attendance. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR CONSIDERATION BY SHAREHOLDERS. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSALS INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE PROPOSALS. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 VTA_32145_070721 PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!    Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on September 3, 2021 The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-32145                Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” the Proposals. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X A    Proposals 1. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Invesco Dynamic Credit Opportunities Fund into the Invesco Dynamic Credit Opportunity Fund. 2. To elect the five Nominees as Trustees listed below, each of whom will serve until the later of the Fund’s Annual Meeting of Shareholders in 2024 or until his or her successor has been duly elected and qualified. 01. Jack M. Fields 02. Martin L. Flanagan 03. Elizabeth Krentzman 04. Robert C. Troccoli 05. James D. Vaughn INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.    B    Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code    xxxxxxxxxxxxxx                VTA 32145                 xxxxxxxx